UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6102

MFS SERIES TRUST VI

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2013

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

October 31, 2013

MFS® GLOBAL EQUITY FUND

LGE-ANN

MFS® GLOBAL EQUITY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

The global economy is trending toward growth again despite risks created by the U.S. government’s gridlock. The eurozone has emerged from its 18-month-long recession.

However, unemployment in the region persists at historically high levels. The U.K. economy is on the rebound. China’s economic gauges are improving and point toward expansion. And Japan’s aggressive program of monetary easing is showing signs of success.

The U.S. Federal Reserve’s expected tapering of its bond-buying stimulus program — telegraphed in the spring and delayed in September — has weighed on global markets. Emerging markets have borne much of the brunt, with currency values dropping and nervous investors seeking safety elsewhere. The greatest threat to global economic recovery now appears to be related to the U.S. government’s impasse. While the tensions surrounding the 16-day government shutdown and potential U.S. debt default have dissipated, another round of potential gridlock lies ahead early in 2014, with the next U.S. budget and debt ceiling deadlines.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process employs integrated, global research and active risk management. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We are mindful of the many economic challenges investors face, and believe it is more important than ever to maintain a long-term view and employ time-tested principles, such as asset allocation and diversification. We remain confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

December 16, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Walt Disney Co.	3.0%
Nestle S.A.	2.7%
Linde AG	2.7%
Reckitt Benckiser Group PLC	2.5%
Honeywell International, Inc.	2.4%
Diageo PLC	2.3%
Thermo Fisher Scientific, Inc.	2.2%
Bayer AG	2.2%
Visa, Inc., “A”	2.1%
State Street Corp.	2.1%

Equity sectors
Consumer Staples	18.0%
Financial Services	16.3%
Health Care	12.4%
Leisure	10.1%
Industrial Goods & Services	8.7%
Basic Materials	7.6%
Retailing	6.8%
Technology	6.1%
Special Products & Services	4.3%
Transportation	3.7%
Energy	3.5%
Autos & Housing	1.0%

Issuer country weightings (x)
United States	51.1%
United Kingdom	10.2%
Switzerland	8.8%
France	8.4%
Germany	7.7%
Netherlands	3.3%
Japan	2.1%
Canada	1.8%
Sweden	1.1%
Other Countries	5.5%

Currency exposure weightings (y)
United States Dollar	53.5%
Euro	20.4%
British Pound Sterling	10.2%
Swiss Franc	8.8%
Japanese Yen	2.1%
Swedish Krona	1.1%
Danish Krone	0.9%
Brazilian Real	0.8%
South Korean Won	0.8%
Other Currencies	1.4%

2

Portfolio Composition – continued

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets.

Percentages are based on net assets as of 10/31/13.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended October 31, 2013, Class A shares of the MFS Global Equity Fund (“fund”) provided a total return of 29.12%, at net asset value. This compares with a return of 26.48% for the fund’s benchmark, the MSCI World Index.

Market Environment

At the beginning of the period, year-end fiscal cliff negotiations between the Republicans in the US Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline. A last minute political agreement averted the worst-case scenario and markets gravitated towards risk assets again, though the implementation of the US budget sequester, combined with concerns surrounding the Italian election results, was a source of uncertainty which lingered throughout the first half of the period.

The more dominant features of the first few months of 2013 included a marked improvement in market sentiment as global macroeconomic indicators improved, monetary easing by the Bank of Japan accelerated and fears of fiscal austerity in the US waned. In the middle of the period, concerns that the US Federal Reserve (Fed) would begin tapering its quantitative easing (QE) program caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall.

Toward the end of the period, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014.

Contributors to Performance

Stock selection in the basic materials sector was a key driver of positive performance relative to the MSCI World Index. Within the sector, an avoidance of under-performing precious metals and metals and mining companies contributed to relative results.

Stock selection in the health care sector also benefited relative results. Within this sector, the fund’s overweight positions in life science supply company Thermo Fisher Scientific and cardiovascular medical device maker St. Jude Medical bolstered positive performance. Shares of Thermo Fisher Scientific appreciated as a result of organic growth supported by strong earnings throughout the year. Performance of Thermo Fisher Scientific also benefited from improving end-markets with 55% exposure to pharmaceutical, biotech and diagnostics.

4

Management Review – continued

An overweight position and favorable stock selection in the leisure sector was another positive factor contributing to relative performance. The fund’s overweight positions in advertising and marketing firm WPP Group (United Kingdom) and media conglomerate Walt Disney aided relative results as both stocks outpaced the benchmark during the reporting period. WPP Group appreciated throughout the year as the company benefited from positive organic growth, improved growth in its US operations and management’s decision to raise earnings guidance.

Elsewhere, not holding computer and personal electronics maker Apple and integrated oil and gas company Exxon Mobil contributed to relative performance. Shares of Apple declined during the reporting period as management cut both sales and earnings guidance signaling increasing pressure on market share and margins. Better-than-expected earnings for the third quarter of 2013 and positive expectations for the latest version of the iPhone did not make up for the losses incurred earlier in the year. Top individual contributors to relative performance also included the fund’s overweight positions in custody bank State Street, automotive components manufacturer Delphi Automotive, building and airplane controls manufacturer Honeywell International and luxury goods company Compagnie Financiere Richemont (Switzerland). Shares of State Street appreciated following strong stock price performance in the early part of the reporting period, as investors appeared to have anticipated the positive benefit from rising interest rates, despite news in September that the Fed would not begin to taper its quantitative easing program.

Detractors from Performance

An underweight position in the autos & housing sector detracted from relative performance. Not holding car maker Toyota Motor (Japan) held back relative returns. Shares of Toyota Motor appreciated during the reporting period as a result of strong sales volumes, improved earnings and a further boost to the company’s profits caused by the weakening of the Japanese Yen.

An overweight position in consumer staples was another detractor from relative performance. The fund’s overweight positions in alcoholic drink producer Diageo (United Kingdom) and brewer Heineken N.V. (Netherlands) hampered relative results as both stocks underperformed the benchmark during the reporting period.

Elsewhere, overweight positions in oil and gas contractor Saipem (Italy), industrial gas supplier Linde AG (Germany), oil and gas exploration company INPEX (Japan), management consulting firm Accenture (Ireland), enterprise software products maker Oracle Corp. and banking group Standard Chartered (United Kingdom) also weighed on relative performance. Saipem reported disappointing earnings in the first two quarters of 2013, leading the stock to underperform the market. Management largely attributed the poor performance to its engineering and construction divisions suffering from low-margin contracts signed in a highly competitive market.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was another detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposure than the benchmark.

5

Management Review – continued

The fund’s cash and/or cash equivalents position during the period also held back relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

David Mannheim	Roger Morley
Portfolio Manager	Portfolio Manager

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 10/31/13

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

7

Performance Summary – continued

Total Returns through 10/31/13

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	9/07/93	29.12%	15.53%	10.03%	N/A
B	12/29/86	28.19%	14.67%	9.21%	N/A
C	1/03/94	28.15%	14.67%	9.21%	N/A
I	1/02/97	29.44%	15.83%	10.31%	N/A
R1	4/01/05	28.17%	14.69%	N/A	7.84%
R2	10/31/03	28.82%	15.26%	9.68%	N/A
R3	4/01/05	29.11%	15.54%	N/A	8.63%
R4	4/01/05	29.47%	15.82%	N/A	8.92%
R5	6/01/12	29.50%	N/A	N/A	29.98%
Comparative benchmark
MSCI World Index (f)		26.48%	13.99%	7.95%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		21.70%	14.17%	9.38%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		24.19%	14.44%	9.21%	N/A
C With CDSC (1% for 12 months) (v)		27.15%	14.67%	9.21%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

MSCI World Index – a market capitalization-weighted index that is designed to measure equity market performance in the global developed markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share

8

Performance Summary – continued

classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

9

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, May 1, 2013 through October 31, 2013

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2013 through October 31, 2013.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/13	Ending Account Value 10/31/13	Expenses Paid During Period (p) 5/01/13-10/31/13
A	Actual	1.27%	$1,000.00	$1,104.42	$6.74
	Hypothetical (h)	1.27%	$1,000.00	$1,018.80	$6.46
B	Actual	2.03%	$1,000.00	$1,100.60	$10.75
	Hypothetical (h)	2.03%	$1,000.00	$1,014.97	$10.31
C	Actual	2.03%	$1,000.00	$1,100.51	$10.75
	Hypothetical (h)	2.03%	$1,000.00	$1,014.97	$10.31
I	Actual	1.03%	$1,000.00	$1,105.92	$5.47
	Hypothetical (h)	1.03%	$1,000.00	$1,020.01	$5.24
R1	Actual	2.03%	$1,000.00	$1,100.54	$10.75
	Hypothetical (h)	2.03%	$1,000.00	$1,014.97	$10.31
R2	Actual	1.53%	$1,000.00	$1,103.23	$8.11
	Hypothetical (h)	1.53%	$1,000.00	$1,017.49	$7.78
R3	Actual	1.28%	$1,000.00	$1,104.71	$6.79
	Hypothetical (h)	1.28%	$1,000.00	$1,018.75	$6.51
R4	Actual	1.03%	$1,000.00	$1,106.14	$5.47
	Hypothetical (h)	1.03%	$1,000.00	$1,020.01	$5.24
R5	Actual	0.95%	$1,000.00	$1,106.21	$5.04
	Hypothetical (h)	0.95%	$1,000.00	$1,020.42	$4.84

(h)	5% class return per year before expenses.
(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class A shares, this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

11

PORTFOLIO OF INVESTMENTS

10/31/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.5%
Issuer	Shares/Par	Value ($)
Aerospace - 4.8%
Honeywell International, Inc.	455,548	$39,509,676
MTU Aero Engines AG	80,710	8,064,287
United Technologies Corp.	301,748	32,060,725

		$79,634,688
Alcoholic Beverages - 6.6%
Carlsberg Group	151,445	$15,121,755
Diageo PLC	1,208,627	38,506,321
Heineken N.V.	472,659	32,665,215
Pernod Ricard S.A.	192,264	23,102,610

		$109,395,901
Apparel Manufacturers - 4.1%
Burberry Group PLC	353,464	$8,699,523
Compagnie Financiere Richemont S.A.	210,435	21,580,401
LVMH Moet Hennessy Louis Vuitton S.A.	157,169	30,259,582
NIKE, Inc., “B”	84,130	6,373,689

		$66,913,195
Automotive - 1.0%
Delphi Automotive PLC	222,976	$12,754,227
Harley-Davidson, Inc.	51,170	3,276,927

		$16,031,154
Broadcasting - 7.3%
Omnicom Group, Inc.	224,623	$15,299,073
Time Warner, Inc.	383,740	26,378,288
Viacom, Inc., “B”	78,202	6,513,445
Walt Disney Co.	714,305	48,994,180
WPP Group PLC	1,072,860	22,792,964

		$119,977,950
Brokerage & Asset Managers - 1.3%
Deutsche Boerse AG	132,775	$9,996,263
Franklin Resources, Inc.	229,438	12,357,531

		$22,353,794
Business Services - 4.3%
Accenture PLC, “A”	432,646	$31,799,481
Adecco S.A.	158,904	11,724,938

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Business Services - continued
Brenntag AG	46,208	$7,829,816
Compass Group PLC	1,375,481	19,782,852

		$71,137,087
Cable TV - 1.2%
British Sky Broadcasting Group PLC	574,710	$8,638,969
Time Warner Cable, Inc.	97,790	11,749,469

		$20,388,438
Chemicals - 1.9%
3M Co.	243,263	$30,614,649

Computer Software - 2.3%
Check Point Software Technologies Ltd. (a)	107,390	$6,230,768
Dassault Systemes S.A.	28,624	3,478,738
Oracle Corp.	825,713	27,661,386

		$37,370,892
Computer Software - Systems - 0.6%
Canon, Inc.	302,300	$9,499,715

Consumer Products - 6.3%
Colgate-Palmolive Co.	362,937	$23,492,912
International Flavors & Fragrances, Inc.	193,845	16,021,289
Procter & Gamble Co.	72,225	5,832,169
Reckitt Benckiser Group PLC	536,956	41,739,110
Svenska Cellulosa Aktiebolaget	621,486	17,646,997

		$104,732,477
Electrical Equipment - 3.9%
Amphenol Corp., “A”	177,118	$14,220,804
Legrand S.A.	374,119	21,247,970
Rockwell Automation, Inc.	38,951	4,300,580
Schneider Electric S.A.	282,245	23,778,686

		$63,548,040
Electronics - 2.7%
Altera Corp.	230,600	$7,748,160
Hoya Corp.	537,000	12,850,208
Microchip Technology, Inc.	260,205	11,178,407
Samsung Electronics Co. Ltd.	9,397	12,978,181

		$44,754,956
Energy - Independent - 0.4%
INPEX Corp.	615,600	$7,099,465

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Food & Beverages - 5.0%
Dr Pepper Snapple Group, Inc.	213,209	$10,095,446
Groupe Danone	365,253	27,087,274
Nestle S.A.	618,695	44,662,503

		$81,845,223
Food & Drug Stores - 0.5%
Lawson, Inc.	54,700	$4,378,003
Walgreen Co.	78,124	4,628,066

		$9,006,069
Gaming & Lodging - 0.4%
William Hill PLC	964,140	$6,197,521

General Merchandise - 0.7%
Target Corp.	179,136	$11,606,221

Insurance - 0.8%
Swiss Re Ltd.	146,298	$12,850,554

Major Banks - 5.9%
Bank of New York Mellon Corp.	803,718	$25,558,232
Goldman Sachs Group, Inc.	108,597	17,468,913
Standard Chartered PLC	851,975	20,484,020
State Street Corp.	489,765	34,317,834

		$97,828,999
Medical Equipment - 7.6%
DENTSPLY International, Inc.	278,606	$13,122,343
Medtronic, Inc.	355,719	20,418,271
Sonova Holding AG	84,125	10,949,647
St. Jude Medical, Inc.	502,585	28,843,353
Thermo Fisher Scientific, Inc.	371,934	36,367,707
Waters Corp. (a)	149,038	15,040,915

		$124,742,236
Network & Telecom - 0.6%
Cisco Systems, Inc.	440,216	$9,904,860

Oil Services - 3.1%
National Oilwell Varco, Inc.	206,266	$16,744,674
Saipem S.p.A.	318,719	7,469,105
Schlumberger Ltd.	287,049	26,902,232

		$51,116,011

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Other Banks & Diversified Financials - 8.2%
American Express Co.	284,715	$23,289,687
Credicorp Ltd.	26,944	3,680,550
Erste Group Bank AG	266,526	9,399,721
Grupo Financiero Banorte S.A. de C.V.	656,581	4,190,926
ICICI Bank Ltd.	479,254	8,741,677
Itau Unibanco Holding S.A., ADR	850,702	13,109,318
Julius Baer Group Ltd.	262,353	12,892,842
Komercni Banka A.S.	20,017	4,969,622
Sberbank of Russia, ADR	402,380	5,138,393
UBS AG	792,876	15,344,578
Visa, Inc., “A”	179,304	35,263,718

		$136,021,032
Pharmaceuticals - 4.9%
Bayer AG	289,309	$35,957,762
Johnson & Johnson	120,001	11,113,293
Merck KGaA	123,925	20,628,574
Roche Holding AG	44,654	12,362,467

		$80,062,096
Railroad & Shipping - 2.0%
Canadian National Railway Co.	265,312	$29,165,748
Kuehne & Nagel International AG	25,785	3,259,535

		$32,425,283
Restaurants - 1.2%
McDonald’s Corp.	179,772	$17,351,593
Whitbread PLC	35,969	1,979,904

		$19,331,497
Specialty Chemicals - 5.7%
Akzo Nobel N.V.	306,448	$22,285,232
L’Air Liquide S.A.	64,521	8,786,620
Linde AG	233,515	44,371,846
Praxair, Inc.	151,417	18,883,214

		$94,326,912
Specialty Stores - 1.5%
AutoZone, Inc. (a)	29,155	$12,673,387
Sally Beauty Holdings, Inc. (a)	441,931	11,631,624

		$24,305,011
Trucking - 1.7%
United Parcel Service, Inc., “B”	288,485	$28,340,766
Total Common Stocks (Identified Cost, $1,185,644,479)		$1,623,362,692

15

Portfolio of Investments – continued

Money Market Funds - 1.3%
Issuer	Shares/Par	Value ($)
MFS Institutional Money Market Portfolio, 0.1%, at Cost and Net Asset Value (v)	20,403,361	$20,403,361
Total Investments (Identified Cost, $1,206,047,840)		$1,643,766,053

Other Assets, Less Liabilities - 0.2%		3,878,780
Net Assets - 100.0%		$1,647,644,833

(a)	Non-income producing security.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
PLC	Public Limited Company

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/13

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $1,185,644,479)	$1,623,362,692
Underlying affiliated funds, at cost and value	20,403,361
Total investments, at value (identified cost, $1,206,047,840)	$1,643,766,053
Cash	484,704
Receivables for
Investments sold	831,143
Fund shares sold	5,906,192
Interest and dividends	1,826,445
Total assets	$1,652,814,537
Liabilities
Payables for
Investments purchased	$3,217,671
Fund shares reacquired	1,055,449
Payable to affiliates
Investment adviser	73,772
Shareholder servicing costs	560,901
Distribution and service fees	15,054
Payable for independent Trustees’ compensation	31,541
Deferred country tax expense payable	21,274
Accrued expenses and other liabilities	194,042
Total liabilities	$5,169,704
Net assets	$1,647,644,833
Net assets consist of
Paid-in capital	$1,195,538,462
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $21,274 deferred country tax)	437,708,190
Accumulated net realized gain (loss) on investments and foreign currency	7,058,574
Undistributed net investment income	7,339,607
Net assets	$1,647,644,833
Shares of beneficial interest outstanding	48,616,583

17

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$512,447,449	15,186,317	$33.74
Class B	24,394,626	776,949	31.40
Class C	74,448,140	2,463,664	30.22
Class I	638,111,097	18,464,267	34.56
Class R1	3,717,581	120,863	30.76
Class R2	54,725,759	1,667,916	32.81
Class R3	62,217,851	1,854,606	33.55
Class R4	90,238,931	2,664,506	33.87
Class R5	187,343,399	5,417,495	34.58

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $35.80 [100 / 94.25 x $33.74]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/13

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$25,236,593
Interest	323,407
Dividends from underlying affiliated funds	26,687
Foreign taxes withheld	(1,314,843)
Total investment income	$24,271,844
Expenses
Management fee	$10,647,598
Distribution and service fees	2,079,293
Shareholder servicing costs	1,237,929
Administrative services fee	161,452
Independent Trustees’ compensation	23,544
Custodian fee	219,392
Shareholder communications	48,613
Audit and tax fees	62,380
Legal fees	10,519
Miscellaneous	242,365
Total expenses	$14,733,085
Fees paid indirectly	(22)
Reduction of expenses by investment adviser and distributor	(30,743)
Net expenses	$14,702,320
Net investment income	$9,569,524
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$18,305,528
Foreign currency	40,163
Net realized gain (loss) on investments and foreign currency	$18,345,691
Change in unrealized appreciation (depreciation)
Investments (net of $63,607 decrease in deferred country tax)	$273,880,973
Translation of assets and liabilities in foreign currencies	33,666
Net unrealized gain (loss) on investments and foreign currency translation	$273,914,639
Net realized and unrealized gain (loss) on investments and foreign currency	$292,260,330
Change in net assets from operations	$301,829,854

See Notes to Financial Statements

19

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 10/31
	2013	2012
Change in net assets
From operations
Net investment income	$9,569,524	$7,428,260
Net realized gain (loss) on investments and foreign currency	18,345,691	5,353,556
Net unrealized gain (loss) on investments and foreign currency translation	273,914,639	80,006,966
Change in net assets from operations	$301,829,854	$92,788,782
Distributions declared to shareholders
From net investment income	$(9,500,116)	$(6,000,003)
From net realized gain on investments	(2,356,443)	(4,260,125)
Total distributions declared to shareholders	$(11,856,559)	$(10,260,128)
Change in net assets from fund share transactions	$513,286,536	$66,060,490
Total change in net assets	$803,259,831	$148,589,144
Net assets
At beginning of period	844,385,002	695,795,858
At end of period (including undistributed net investment income of $7,339,607 and $7,188,964, respectively)	$1,647,644,833	$844,385,002

See Notes to Financial Statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 10/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$26.46	$23.79	$23.14	$20.30	$18.51
Income (loss) from investment operations
Net investment income (d)	$0.22	$0.23	$0.20	$0.14	$0.17
Net realized and unrealized gain (loss) on investments and foreign currency	7.40	2.78	0.55	2.88	3.02
Total from investment operations	$7.62	$3.01	$0.75	$3.02	$3.19
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.19)	$(0.10)	$(0.18)	$(0.29)
From net realized gain on investments	(0.07)	(0.15)	—	—	(1.11)
Total distributions declared to shareholders	$(0.34)	$(0.34)	$(0.10)	$(0.18)	$(1.40)
Net asset value, end of period (x)	$33.74	$26.46	$23.79	$23.14	$20.30
Total return (%) (r)(s)(t)(x)	29.12	12.96	3.23	14.97	18.90
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.29	1.34	1.37	1.43	1.53
Expenses after expense reductions (f)	1.29	1.34	1.37	1.43	1.53
Net investment income	0.71	0.93	0.82	0.63	0.99
Portfolio turnover	11	13	16	26	17
Net assets at end of period (000 omitted)	$512,447	$344,016	$310,964	$305,179	$285,345

See Notes to Financial Statements

21

Financial Highlights – continued

Class B	Years ended 10/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$24.64	$22.13	$21.61	$18.97	$17.25
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$0.04	$0.01	$(0.02)	$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	6.92	2.62	0.51	2.69	2.83
Total from investment operations	$6.91	$2.66	$0.52	$2.67	$2.87
Less distributions declared to shareholders
From net investment income	$(0.08)	$—	$—	$(0.03)	$(0.04)
From net realized gain on investments	(0.07)	(0.15)	—	—	(1.11)
Total distributions declared to shareholders	$(0.15)	$(0.15)	$—	$(0.03)	$(1.15)
Net asset value, end of period (x)	$31.40	$24.64	$22.13	$21.61	$18.97
Total return (%) (r)(s)(t)(x)	28.19	12.13	2.41	14.10	18.04
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.04	2.09	2.12	2.18	2.29
Expenses after expense reductions (f)	2.04	2.09	2.12	2.18	2.29
Net investment income (loss)	(0.02)	0.16	0.06	(0.12)	0.25
Portfolio turnover	11	13	16	26	17
Net assets at end of period (000 omitted)	$24,395	$18,799	$20,797	$25,796	$29,964

Class C	Years ended 10/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$23.75	$21.37	$20.87	$18.35	$16.79
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.02)	$0.04	$0.01	$(0.02)	$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	6.66	2.53	0.49	2.60	2.73
Total from investment operations	$6.64	$2.57	$0.50	$2.58	$2.77
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.04)	$—	$(0.06)	$(0.10)
From net realized gain on investments	(0.07)	(0.15)	—	—	(1.11)
Total distributions declared to shareholders	$(0.17)	$(0.19)	$—	$(0.06)	$(1.21)
Net asset value, end of period (x)	$30.22	$23.75	$21.37	$20.87	$18.35
Total return (%) (r)(s)(t)(x)	28.15	12.17	2.40	14.12	18.02
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.04	2.09	2.12	2.18	2.28
Expenses after expense reductions (f)	2.04	2.09	2.12	2.18	2.28
Net investment income (loss)	(0.06)	0.17	0.07	(0.11)	0.24
Portfolio turnover	11	13	16	26	17
Net assets at end of period (000 omitted)	$74,448	$32,071	$28,756	$28,424	$27,990

See Notes to Financial Statements

22

Financial Highlights – continued

Class I	Years ended 10/31
	2013		2012	2011	2010	2009
Net asset value, beginning of period	$27.09		$24.35	$23.68	$20.76	$18.92
Income (loss) from investment operations
Net investment income (d)	$0.30		$0.30	$0.27	$0.21	$0.23
Net realized and unrealized gain (loss) on investments and foreign currency	7.58		2.85	0.55	2.94	3.08
Total from investment operations	$7.88		$3.15	$0.82	$3.15	$3.31
Less distributions declared to shareholders
From net investment income	$(0.34)		$(0.26)	$(0.15)	$(0.23)	$(0.36)
From net realized gain on investments	(0.07)		(0.15)	—	—	(1.11)
Total distributions declared to shareholders	$(0.41)		$(0.41)	$(0.15)	$(0.23)	$(1.47)
Net asset value, end of period (x)	$34.56		$27.09	$24.35	$23.68	$20.76
Total return (%) (r)(s)(x)	29.44		13.26	3.47	15.26	19.23
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.04		1.09	1.12	1.17	1.29
Expenses after expense reductions (f)	1.04		1.09	1.12	1.17	1.28
Net investment income	0.98		1.18	1.08	0.96	1.33
Portfolio turnover	11		13	16	26	17
Net assets at end of period (000 omitted)	$638,111		$356,027	$281,561	$159,723	$30,417

Class R1	Years ended 10/31
	2013		2012	2011	2010	2009
Net asset value, beginning of period	$24.13		$21.67	$21.16	$18.61	$17.02
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.00	)(w)	$0.03	$0.01	$(0.02)	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	6.76		2.59	0.50	2.64	2.78
Total from investment operations	$6.76		$2.62	$0.51	$2.62	$2.81
Less distributions declared to shareholders
From net investment income	$(0.06)		$(0.01)	$—	$(0.07)	$(0.11)
From net realized gain on investments	(0.07)		(0.15)	—	—	(1.11)
Total distributions declared to shareholders	$(0.13)		$(0.16)	$—	$(0.07)	$(1.22)
Net asset value, end of period (x)	$30.76		$24.13	$21.67	$21.16	$18.61
Total return (%) (r)(s)(x)	28.17		12.23	2.41	14.13	18.05
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.04		2.09	2.12	2.18	2.27
Expenses after expense reductions (f)	2.04		2.09	2.12	2.18	2.27
Net investment income (loss)	(0.01)		0.15	0.03	(0.12)	0.22
Portfolio turnover	11		13	16	26	17
Net assets at end of period (000 omitted)	$3,718		$2,968	$3,581	$4,405	$4,140

See Notes to Financial Statements

23

Financial Highlights – continued

Class R2	Years ended 10/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$25.76	$23.16	$22.55	$19.78	$18.06
Income (loss) from investment operations
Net investment income (d)	$0.14	$0.16	$0.14	$0.08	$0.12
Net realized and unrealized gain (loss) on investments and foreign currency	7.21	2.73	0.51	2.83	2.94
Total from investment operations	$7.35	$2.89	$0.65	$2.91	$3.06
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.14)	$(0.04)	$(0.14)	$(0.23)
From net realized gain on investments	(0.07)	(0.15)	—	—	(1.11)
Total distributions declared to shareholders	$(0.30)	$(0.29)	$(0.04)	$(0.14)	$(1.34)
Net asset value, end of period (x)	$32.81	$25.76	$23.16	$22.55	$19.78
Total return (%) (r)(s)(x)	28.82	12.71	2.90	14.80	18.59
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.54	1.59	1.62	1.68	1.78
Expenses after expense reductions (f)	1.54	1.59	1.62	1.68	1.78
Net investment income	0.48	0.65	0.58	0.37	0.74
Portfolio turnover	11	13	16	26	17
Net assets at end of period (000 omitted)	$54,726	$30,799	$21,832	$21,201	$19,227

Class R3	Years ended 10/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$26.32	$23.66	$23.02	$20.20	$18.41
Income (loss) from investment operations
Net investment income (d)	$0.21	$0.22	$0.20	$0.14	$0.16
Net realized and unrealized gain (loss) on investments and foreign currency	7.37	2.79	0.54	2.87	3.02
Total from investment operations	$7.58	$3.01	$0.74	$3.01	$3.18
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.20)	$(0.10)	$(0.19)	$(0.28)
From net realized gain on investments	(0.07)	(0.15)	—	—	(1.11)
Total distributions declared to shareholders	$(0.35)	$(0.35)	$(0.10)	$(0.19)	$(1.39)
Net asset value, end of period (x)	$33.55	$26.32	$23.66	$23.02	$20.20
Total return (%) (r)(s)(x)	29.11	12.99	3.21	14.97	18.94
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.29	1.34	1.37	1.43	1.52
Expenses after expense reductions (f)	1.29	1.34	1.37	1.43	1.52
Net investment income	0.67	0.91	0.83	0.65	0.96
Portfolio turnover	11	13	16	26	17
Net assets at end of period (000 omitted)	$62,218	$21,664	$13,294	$13,903	$11,265

See Notes to Financial Statements

24

Financial Highlights – continued

Class R4	Years ended 10/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$26.55	$23.88	$23.22	$20.37	$18.56
Income (loss) from investment operations
Net investment income (d)	$0.31	$0.31	$0.25	$0.18	$0.22
Net realized and unrealized gain (loss) on investments and foreign currency	7.42	2.77	0.56	2.90	3.03
Total from investment operations	$7.73	$3.08	$0.81	$3.08	$3.25
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.26)	$(0.15)	$(0.23)	$(0.33)
From net realized gain on investments	(0.07)	(0.15)	—	—	(1.11)
Total distributions declared to shareholders	$(0.41)	$(0.41)	$(0.15)	$(0.23)	$(1.44)
Net asset value, end of period (x)	$33.87	$26.55	$23.88	$23.22	$20.37
Total return (%) (r)(s)(x)	29.47	13.23	3.50	15.21	19.25
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.04	1.09	1.12	1.18	1.28
Expenses after expense reductions (f)	1.04	1.09	1.12	1.18	1.28
Net investment income	1.02	1.23	1.04	0.85	1.25
Portfolio turnover	11	13	16	26	17
Net assets at end of period (000 omitted)	$90,239	$37,929	$15,009	$9,364	$631

Class R5	Years ended 10/31
	2013	2012 (i)
Net asset value, beginning of period	$27.10	$24.19
Income (loss) from investment operations
Net investment income (d)	$0.08	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	7.81	2.86
Total from investment operations	$7.89	$2.91
Less distributions declared to shareholders
From net investment income	$(0.34)	$—
From net realized gain on investments	(0.07)	—
Total distributions declared to shareholders	$(0.41)	$—
Net asset value, end of period (x)	$34.58	$27.10
Total return (%) (r)(s)(x)	29.50	12.03	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.95	1.04	(a)
Expenses after expense reductions (f)	0.95	1.04	(a)
Net investment income	0.24	0.50	(a)
Portfolio turnover	11	13
Net assets at end of period (000 omitted)	$187,343	$112

See Notes to Financial Statements

25

Financial Highlights – continued

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class inception, June 1, 2012, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

26

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Global Equity Fund (the fund) is a series of MFS Series Trust VI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In January 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities which is intended to clarify the scope of Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities. Consistent with the effective date for ASU 2011-11, ASU 2013-01 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. Although still evaluating the potential impact of these two ASUs to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

27

Notes to Financial Statements – continued

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

28

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of October 31, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$1,623,362,692	$—	$—	$1,623,362,692
Mutual Funds	20,403,361	—	—	20,403,361
Total Investments	$1,643,766,053	$—	$—	$1,643,766,053

For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund entered into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – JPMorgan Chase and Co. (“Chase”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in repurchase agreements

29

Notes to Financial Statements – continued

with approved counterparties. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At October 31, 2013, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended October 31, 2013, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which

30

Notes to Financial Statements – continued

may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	10/31/13	10/31/12
Ordinary income (including any short-term capital gains)	$10,338,577	$6,000,003
Long-term capital gain	1,517,982	4,260,125
Total distributions	$11,856,559	$10,260,128

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/13
Cost of investments	$1,214,865,245
Gross appreciation	440,695,913
Gross depreciation	(11,795,105)
Net unrealized appreciation (depreciation)	$428,900,808
Undistributed ordinary income	10,657,387
Undistributed long-term capital gains	12,588,989
Other temporary differences	(40,813)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares

31

Notes to Financial Statements – continued

approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 10/31/13	Year ended 10/31/12 (i)	Year ended 10/31/13	Year ended 10/31/12 (i)
Class A	$3,594,377	$2,520,166	$944,700	$1,879,698
Class B	59,127	—	53,481	133,989
Class C	140,166	51,953	95,739	197,999
Class I	4,676,953	2,972,930	997,993	1,683,106
Class R1	7,441	2,105	8,269	24,167
Class R2	295,466	133,146	91,145	139,052
Class R3	230,880	120,603	59,378	89,395
Class R4	494,284	199,100	105,442	112,719
Class R5	1,422	—	296	—
Total	$9,500,116	$6,000,003	$2,356,443	$4,260,125

(i)	For Class R5, the period is from inception, June 1, 2012, through the stated period end.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $2 billion	0.65%

Effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period April 1, 2013 through October 31, 2013, this management fee reduction amounted to $7,161, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended October 31, 2013 was equivalent to an annual effective rate of 0.87% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $319,894 for the year ended October 31, 2013, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

32

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$1,042,983
Class B	0.75%	0.25%	1.00%	1.00%	210,322
Class C	0.75%	0.25%	1.00%	1.00%	478,549
Class R1	0.75%	0.25%	1.00%	1.00%	33,923
Class R2	0.25%	0.25%	0.50%	0.50%	216,232
Class R3	—	0.25%	0.25%	0.25%	97,284
Total Distribution and Service Fees					$2,079,293

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2013 based on each class’s average daily net assets. Effective January 1, 2013, MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the period January 1, 2013 through October 31, 2013, this rebate amounted to $19,598, $315, $213, and $440 for Class A, Class B, Class C, and Class R3, respectively, and is reflected as a reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2013, were as follows:

Amount
Class A	$584
Class B	14,713
Class C	9,806

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended October 31, 2013, the fee was $241,944, which equated to 0.0198% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended October 31, 2013, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $995,985.

33

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2013 was equivalent to an annual effective rate of 0.0132% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $878 and the Retirement Deferral plan resulted in an expense of $3,690. Both amounts are included in independent Trustees’ compensation for the year ended October 31, 2013. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $30,229 at October 31, 2013, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended October 31, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $6,936 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $3,016, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

34

Notes to Financial Statements – continued

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On May 31, 2012, MFS purchased 4,134 shares of Class R5 for an aggregate amount of $100,000.

(4) Portfolio Securities

Purchases and sales of investments, other than short-term obligations, aggregated $625,213,890 and $131,393,701, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 10/31/13		Year ended 10/31/12 (i)
	Shares	Amount	Shares	Amount
Shares sold
Class A	5,417,195	$164,047,168	2,202,491	$55,242,288
Class B	219,395	6,285,361	100,505	2,315,915
Class C	1,403,229	39,165,752	289,485	6,430,021
Class I	12,235,113	380,190,522	4,021,839	102,177,749
Class R1	33,283	916,330	24,634	551,040
Class R2	809,948	23,603,271	485,360	11,851,892
Class R3	1,444,356	44,047,519	429,702	10,529,133
Class R4	2,036,371	61,711,437	976,580	23,171,372
Class R5	5,514,585	183,266,071	4,134	100,000
	29,113,475	$903,233,431	8,534,730	$212,369,410

Shares issued to shareholders in reinvestment of distributions
Class A	151,060	$4,123,932	185,562	$4,087,924
Class B	4,184	106,995	5,977	123,429
Class C	7,988	196,595	10,680	212,540
Class I	182,329	5,085,164	163,120	3,670,201
Class R1	627	15,710	1,299	26,272
Class R2	14,036	373,346	12,351	265,419
Class R3	10,695	290,258	9,585	209,998
Class R4	21,936	599,726	14,141	311,819
Class R5	62	1,718	—	—
	392,917	$10,793,444	402,715	$8,907,602

35

Notes to Financial Statements – continued

	Year ended 10/31/13		Year ended 10/31/12 (i)
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(3,382,547)	$(100,243,459)	(2,460,582)	$(60,367,026)
Class B	(209,463)	(5,847,864)	(283,362)	(6,490,440)
Class C	(298,063)	(8,086,384)	(295,047)	(6,552,350)
Class I	(7,096,963)	(233,248,932)	(2,606,200)	(65,351,324)
Class R1	(36,062)	(987,166)	(68,142)	(1,550,973)
Class R2	(351,451)	(10,213,477)	(244,824)	(5,752,466)
Class R3	(423,628)	(12,878,899)	(178,003)	(4,449,157)
Class R4	(822,218)	(25,950,034)	(190,911)	(4,702,786)
Class R5	(101,286)	(3,284,124)	—	—
	(12,721,681)	$(400,740,339)	(6,327,071)	$(155,216,522)

Net change
Class A	2,185,708	$67,927,641	(72,529)	$(1,036,814)
Class B	14,116	544,492	(176,880)	(4,051,096)
Class C	1,113,154	31,275,963	5,118	90,211
Class I	5,320,479	152,026,754	1,578,759	40,496,626
Class R1	(2,152)	(55,126)	(42,209)	(973,661)
Class R2	472,533	13,763,140	252,887	6,364,845
Class R3	1,031,423	31,458,878	261,284	6,289,974
Class R4	1,236,089	36,361,129	799,810	18,780,405
Class R5	5,413,361	179,983,665	4,134	100,000
	16,784,711	$513,286,536	2,610,374	$66,060,490

(i)	For Class R5, the period is from inception, June 1, 2012, through the stated period end.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended October 31, 2013, the fund’s commitment fee and interest expense were $5,524 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

36

Notes to Financial Statements – continued

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	5,292,919	478,044,669	(462,934,227)	20,403,361

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$26,687	$20,403,361

37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust VI and Shareholders of MFS Global Equity Fund:

We have audited the accompanying statement of assets and liabilities of MFS Global Equity Fund (the Fund) (one of the portfolios comprising MFS Series Trust VI), including the portfolio of investments, as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Equity Fund at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts December 19, 2013

38

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of December 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

39

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Michael Hegarty (age 68)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A
J. Dale Sherratt (age 75)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until 2008)	N/A
Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (until 2008)	N/A
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

42

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank One Chase Manhattan Plaza New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
David Mannheim
Roger Morley

43

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2013 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2012 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

44

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2012, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 1st quintile for each of the one- and five-year periods ended December 31, 2012 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

45

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the existing breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS

46

Board Review of Investment Advisory Agreement – continued

performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2013.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products” section of the MFS Web site (mfs.com).

47

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2013 income tax forms in January 2014. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

The fund designates $5,310,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 68.24% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

48

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

49

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

50

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

October 31, 2013

MFS® GLOBAL TOTAL RETURN FUND

MWT-ANN

MFS® GLOBAL TOTAL RETURN FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

The global economy is trending toward growth again despite risks created by the U.S. government’s gridlock. The eurozone has emerged from its 18-month-long recession.

However, unemployment in the region persists at historically high levels. The U.K. economy is on the rebound. China’s economic gauges are improving and point toward expansion. And Japan’s aggressive program of monetary easing is showing signs of success.

The U.S. Federal Reserve’s expected tapering of its bond-buying stimulus program — telegraphed in the spring and delayed in September — has weighed on global markets. Emerging markets have borne much of the brunt, with currency values dropping and nervous investors seeking safety elsewhere. The greatest threat to global economic recovery now appears to be related to the U.S. government’s impasse. While the tensions surrounding the 16-day government shutdown and potential U.S. debt default have dissipated, another round of potential gridlock lies ahead early in 2014, with the next U.S. budget and debt ceiling deadlines.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process employs integrated, global research and active risk management. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We are mindful of the many economic challenges investors face, and believe it is more important than ever to maintain a long-term view and employ time-tested principles, such as asset allocation and diversification. We remain confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

December 16, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
Government of Japan, 1.1%, 2020	2.7%
Government of Japan, 2.1%, 2024	2.1%
KDDI Corp.	1.4%
Johnson & Johnson	1.4%
Pfizer, Inc.	1.3%
Lockheed Martin Corp.	1.3%
Philip Morris International, Inc.	1.2%
Nestle S.A.	1.2%
Government of Canada, 4.25%, 2018	1.2%
Groupe Danone	1.2%

Composition including fixed income credit quality (a)(i)
AAA	6.2%
AA	4.6%
A	9.9%
BBB	12.4%
BB	0.1%
B (o)	0.0%
U.S. Government	1.1%
Federal Agencies	4.1%
Not Rated	(0.4)%
Non-Fixed Income	59.1%
Cash & Other	2.9%

Equity sectors
Financial Services	10.6%
Consumer Staples	10.1%
Health Care	8.0%
Industrial Goods & Services	5.4%
Utilities & Communications	4.3%
Technology	4.0%
Leisure	3.6%
Energy	3.3%
Special Products & Services	3.1%
Basic Materials	2.2%
Retailing	2.0%
Autos & Housing	1.4%
Transportation	1.1%

Fixed income sectors (i)
Non-U.S. Government Bonds	19.8%
High Grade Corporates	9.9%
Mortgage-Backed Securities	3.7%
Emerging Markets Bonds	2.1%
Commercial Mortgage-Backed Securities	1.3%
U.S. Treasury Securities	0.7%
U.S. Government Agencies	0.4%
High Yield Corporates	0.1%
Collateralized Debt Obligations (o)	0.0%

Portfolio Composition – continued

Issuer country weightings (i)(x)
United States	42.9%
Japan	13.9%
United Kingdom	10.5%
Germany	4.5%
Switzerland	4.2%
France	3.9%
Canada	3.4%
Italy	2.6%
Spain	2.1%
Other Countries	12.0%

Currency exposure weightings (i)(y)
United States Dollar	46.3%
Euro	17.6%
Japanese Yen	14.8%
British Pound Sterling	9.9%
Swiss Franc	4.2%
Canadian Dollar	1.6%
Swedish Krona	1.0%
Australian Dollar	1.0%
Taiwan Dollar	0.6%
Other Currencies	3.0%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and commodities. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. The bond component will include any accrued interest amounts.
(o)	Less than 0.1%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Percentages are based on net assets as of 10/31/13.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended October 31, 2013, Class A shares of the MFS Global Total Return Fund (“fund”) provided a total return of 15.06%, at net asset value. This compares with a return of 26.48% and –1.54% for the fund’s benchmarks, the MSCI World Index and the Barclays Global Aggregate Bond Index (“Barclays Index”), respectively. The fund’s other benchmark, the MFS Global Total Return Blended Index (“Blended Index”), generated a total return of 14.56%. The Blended Index reflects the blended returns of the equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market Environment

At the beginning of the period, year-end fiscal cliff negotiations between the Republicans in the US Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline. A last minute political agreement averted the worst-case scenario and markets gravitated towards risk assets again, though the implementation of the US budget sequester, combined with concerns surrounding the Italian election results, was a source of uncertainty which lingered throughout the first half of the period.

The more dominant features of the first few months of 2013 included a marked improvement in market sentiment as global macroeconomic indicators improved, monetary easing by the Bank of Japan accelerated and fears of fiscal austerity in the US waned. In the middle of the period, concerns that the US Federal Reserve (Fed) would begin tapering its quantitative easing (QE) program caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall.

Toward the end of the period, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014.

Detractors from Performance

Within the equity portion of the fund, weak stock selection in the retailing sector detracted from performance relative to the MSCI World Index. The fund’s overweight position in general merchandise store Target weighed on relative results because of the weaker overall consumer spending environment within the general merchandise and apparel segments in United States as well as lower sales volume from its Canadian operations.

Management Review – continued

The combination of an underweight position and stock selection in the autos & housing sector was another negative factor for relative performance. Not holding shares of car maker Toyota Motor (Japan) held back relative returns. Shares of Toyota Motor appreciated during the reporting period as a result of strong sales volumes, improving earnings and a further boost to the company’s profits driven by the weakening of the Japanese yen.

Elsewhere, overweight positions in tobacco company Philip Morris International, computer products and services provider International Business Machines (IBM), global technology consulting and outsourcing company Accenture (Ireland), digital cameras and office equipment manufacturer Canon (Japan) and oil and natural gas production company Royal Dutch Shell (United Kingdom) were among the fund’s top relative detractors. Shares of IBM declined largely because of a shortfall in sales and poor execution in its software and mainframe businesses as well as lower-than-expected growth in emerging markets.

Holdings of real estate company Deutsche Wohnen (b) (Germany) was another detractor from relative performance as the stock underperformed the benchmark during the reporting period.

Not holding internet search giant Google and biotechnology firm Gilead Sciences also dampened relative results. Shares of Google rose after the company announced strong profits in the first quarter of 2013. The share price of Gilead Sciences appreciated sharply as a result of a significant increase in revenues attributed to strong demand of its newer HIV drugs, including Stribild, which was released in the third quarter of 2012.

Within the fixed income portion of the fund, greater exposure to emerging market debt held back results relative to the Barclays Index. Yield curve (y) positioning in the US, particularly the fund’s greater exposure to shifts in the long end (centered around maturities of 10 or more years) of the yield curve, was another area of relative weakness as the curve steepened.

Contributors to Performance

Within the equity portion of the fund, the combination of strong stock selection and an underweight position in the basic materials sector benefited performance relative to the MSCI World Index. An overweight position in protective and decorative coatings manufacturer PPG Industries supported relative returns. Positive investor sentiment appeared to have centered on PPG’s sale of its chemicals business, which many expect will allow the firm to focus on its paint and coatings line of business. Additionally, strong first quarter results and optimism over the acquisition of Akzo Nobel’s coatings business helped boost the stock price.

Favorable stock selection in the industrial goods & services sector was another positive factor for relative results. An overweight position in defense contractor Lockheed Martin boosted relative returns as the company reported strong results across all business segments. Robust-free cash flow generation allowed the company to return a significant portion of that to shareholders via its dividend and share repurchase program.

Elsewhere, not holding computer and personal electronics maker Apple (h) contributed to relative performance. Shares of Apple declined during the reporting period as

Management Review – continued

management cut both sales and earnings guidance signaling increasing pressure on market share and margins. Better-than-expected earnings for the third quarter of 2013 and positive expectations for the latest version of the iPhone did not make up for the losses incurred earlier in the year. Overweight positions in mobile phone maker Nokia (Finland), diversified financial securities company Daiwa Securities (Japan), telecommunications company KDDI Corporation (Japan), pharmaceutical and diagnostics company Roche Holding (Switzerland), investment management firm BlackRock, custody bank State Street and healthcare products maker Bayer (Germany) also bolstered relative performance. Shares of Nokia significantly outpaced the market as software giant Microsoft announced that it had reached cash agreement with Nokia to purchase its Devices & Services business. The share price of Daiwa Securities appreciated as the company reaped the benefits of a buoyant equity market since mid-November 2012. Solid earnings performance was favorable which further supported the stock.

Within the fixed income portion of the fund, the return from yield, which was greater than that of the Barclays Index, was a key contributor to relative performance. A greater exposure to bonds within the financial sector was another primary driver of positive relative returns as the sector turned in strong performance for the period.

Respectfully,

Nevin Chitkara	Pilar Gomez-Bravo	Steven Gorham
Portfolio Manager	Portfolio Manager	Portfolio Manager

Richard Hawkins	Robert Persons	Benjamin Stone
Portfolio Manager	Portfolio Manager	Portfolio Manager

Erik Weisman	Barnaby Wiener
Portfolio Manager	Portfolio Manager

Note to Shareholders: Effective August 1, 2013, Robert Persons and Pilar Gomez-Bravo are also Portfolio Managers of the Fund.

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the fund at period end.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type. A normal yield curve is upward-sloping, with short term-rates lower than long term rates.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 10/31/13

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 10/31/13

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	9/04/90	15.06%	10.59%	8.24%	N/A
B	9/07/93	14.20%	9.77%	7.49%	N/A
C	1/03/94	14.19%	9.77%	7.49%	N/A
I	1/02/97	15.33%	10.85%	8.57%	N/A
R1	4/01/05	14.26%	9.77%	N/A	6.09%
R2	10/31/03	14.79%	10.32%	7.96%	N/A
R3	4/01/05	15.10%	10.60%	N/A	6.89%
R4	4/01/05	15.32%	10.85%	N/A	7.16%
R5	6/01/12	15.42%	N/A	N/A	16.92%
Comparative benchmarks
MSCI World Index (f)		26.48%	13.99%	7.95%	N/A
MFS Global Total Return Blended Index (f)(w)		14.56%	11.07%	7.07%	N/A
Barclays Global Aggregate Bond Index (f)		(1.54)%	6.07%	5.08%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		8.44%	9.29%	7.60%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		10.20%	9.50%	7.49%	N/A
C With CDSC (1% for 12 months) (v)		13.19%	9.77%	7.49%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
(w)	MFS Global Total Return Blended Index is at a point in time and allocations during the period can change. As of October 31, 2013, the blended index was comprised of 60% MSCI World Index and 40% Barclays Global Aggregate Bond Index.

Benchmark Definitions

Barclays Global Aggregate Bond Index – provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate

Performance Summary – continued

Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

MSCI World Index – a market capitalization-weighted index that is designed to measure equity market performance in the global developed markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, May 1, 2013 through October 31, 2013

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2013 through October 31, 2013.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/13	Ending Account Value 10/31/13	Expenses Paid During Period (p) 5/01/13-10/31/13
A	Actual	1.21%	$1,000.00	$1,050.29	$6.25
	Hypothetical (h)	1.21%	$1,000.00	$1,019.11	$6.16
B	Actual	1.96%	$1,000.00	$1,047.23	$10.11
	Hypothetical (h)	1.96%	$1,000.00	$1,015.32	$9.96
C	Actual	1.96%	$1,000.00	$1,046.62	$10.11
	Hypothetical (h)	1.96%	$1,000.00	$1,015.32	$9.96
I	Actual	0.96%	$1,000.00	$1,052.03	$4.97
	Hypothetical (h)	0.96%	$1,000.00	$1,020.37	$4.89
R1	Actual	1.96%	$1,000.00	$1,046.78	$10.11
	Hypothetical (h)	1.96%	$1,000.00	$1,015.32	$9.96
R2	Actual	1.46%	$1,000.00	$1,049.90	$7.54
	Hypothetical (h)	1.46%	$1,000.00	$1,017.85	$7.43
R3	Actual	1.21%	$1,000.00	$1,051.13	$6.26
	Hypothetical (h)	1.21%	$1,000.00	$1,019.11	$6.16
R4	Actual	0.96%	$1,000.00	$1,052.23	$4.97
	Hypothetical (h)	0.96%	$1,000.00	$1,020.37	$4.89
R5	Actual	0.87%	$1,000.00	$1,052.44	$4.50
	Hypothetical (h)	0.87%	$1,000.00	$1,020.82	$4.43

(h)	5% class return per year before expenses.
(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class A shares, this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

Changes to the fund’s fee arrangements occurred during the six month period. Had these fee changes been in effect throughout the entire six month period, the annualized expense ratios would have been 1.20%, 1.95%, 1.95%, 0.95%, 1.95%, 1.45%, 1.20%, 0.95%, and 0.86% for Classes A, B, C, I, R1, R2, R3, R4, and R5, respectively; the actual expenses paid during the period would have been approximately $6.20, $10.06, $10.06, $4.91, $10.06, $7.49, $6.20, $4.91, and $4.45 for Classes A, B, C, I, R1, R2, R3, R4, and R5, respectively; and the hypothetical expenses paid during the period would have been approximately $6.11, $9.91, $9.91, $4.84, $9.91, $7.37, $6.11, $4.84 and $4.38 for Classes A, B, C, I, R1, R2, R3, R4, and R5, respectively. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

10/31/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 59.1%
Issuer	Shares/Par	Value ($)
Aerospace - 3.4%
Cobham PLC	814,741	$3,764,913
Honeywell International, Inc.	99,870	8,661,725
Lockheed Martin Corp.	111,370	14,850,076
Northrop Grumman Corp.	37,070	3,985,396
United Technologies Corp.	81,810	8,692,313

		$39,954,423
Alcoholic Beverages - 0.8%
Heineken N.V.	133,674	$9,238,209

Automotive - 0.7%
Johnson Controls, Inc.	96,680	$4,461,782
USS Co. Ltd.	271,200	3,960,574

		$8,422,356
Broadcasting - 1.9%
Fuji Television Network, Inc.	143,500	$2,850,153
Nippon Television Holdings, Inc.	154,000	2,812,814
Omnicom Group, Inc.	76,790	5,230,167
Viacom, Inc., “B”	44,780	3,729,726
Walt Disney Co.	113,350	7,774,677

		$22,397,537
Brokerage & Asset Managers - 0.9%
BlackRock, Inc.	17,721	$5,330,955
Computershare Ltd.	182,060	1,848,075
Daiwa Securities Group, Inc.	338,000	3,066,165

		$10,245,195
Business Services - 3.0%
Accenture PLC, “A”	126,290	$9,282,315
Amadeus Holdings AG	196,333	7,290,757
Bunzl PLC	226,711	5,005,511
Compass Group PLC	591,610	8,508,830
Nomura Research Institute Ltd.	167,500	5,604,343

		$35,691,756
Cable TV - 0.4%
Comcast Corp., “Special A”	108,810	$5,037,903

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Chemicals - 1.9%
3M Co.	79,748	$10,036,286
Givaudan S.A.	3,180	4,514,068
PPG Industries, Inc.	41,373	7,553,882

		$22,104,236
Computer Software - 0.5%
Oracle Corp.	169,900	$5,691,650

Computer Software - Systems - 1.1%
Canon, Inc.	136,800	$4,298,912
International Business Machines Corp.	49,090	8,797,419

		$13,096,331
Construction - 0.7%
Geberit AG	11,783	$3,523,147
Stanley Black & Decker, Inc.	56,570	4,474,121

		$7,997,268
Consumer Products - 3.3%
Henkel KGaA, IPS	94,102	$10,183,029
Kao Corp.	378,600	12,571,230
Kose Corp.	67,800	1,978,218
Procter & Gamble Co.	78,580	6,345,335
Reckitt Benckiser Group PLC	90,182	7,010,102

		$38,087,914
Containers - 0.3%
Brambles Ltd.	393,365	$3,457,637

Electrical Equipment - 1.6%
Danaher Corp.	64,560	$4,654,130
Legrand S.A.	102,138	5,800,895
Pentair Ltd.	22,265	1,493,759
Spectris PLC	66,594	2,468,680
Tyco International Ltd.	118,060	4,315,093

		$18,732,557
Electronics - 1.1%
Halma PLC	285,984	$2,515,129
Hirose Electric Co. Ltd.	21,700	3,297,041
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	377,294	6,945,983

		$12,758,153

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Energy - Independent - 0.8%
Cairn Energy PLC (a)	499,911	$2,266,804
Occidental Petroleum Corp.	74,080	7,117,606

		$9,384,410
Energy - Integrated - 2.5%
Chevron Corp.	42,117	$5,052,355
Exxon Mobil Corp.	119,460	10,706,005
Royal Dutch Shell PLC, “A”	282,967	9,421,273
Suncor Energy, Inc.	112,495	4,088,079

		$29,267,712
Food & Beverages - 3.0%
General Mills, Inc.	127,750	$6,441,155
Groupe Danone	190,048	14,094,017
Nestle S.A.	199,370	14,392,170

		$34,927,342
Food & Drug Stores - 1.2%
CVS Caremark Corp.	151,470	$9,430,522
Lawson, Inc.	52,400	4,193,918

		$13,624,440
General Merchandise - 0.6%
Target Corp.	108,790	$7,048,504

Insurance - 3.9%
ACE Ltd.	37,480	$3,577,091
Aon PLC	62,200	4,919,398
Hiscox Ltd.	275,805	2,925,323
ING Groep N.V. (a)	397,890	5,069,026
MetLife, Inc.	155,280	7,346,297
Prudential Financial, Inc.	55,890	4,548,887
Swiss Re Ltd.	68,436	6,011,296
Travelers Cos., Inc.	88,290	7,619,427
Zurich Insurance Group AG	13,284	3,673,286

		$45,690,031
Leisure & Toys - 0.2%
Hasbro, Inc.	50,380	$2,602,127

Machinery & Tools - 0.4%
GLORY Ltd.	73,100	$1,807,242
Neopost S.A.	42,986	3,254,390

		$5,061,632

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Major Banks - 4.6%
Bank of New York Mellon Corp.	193,978	$6,168,500
Goldman Sachs Group, Inc.	32,890	5,290,685
HSBC Holdings PLC	706,373	7,725,454
JPMorgan Chase & Co.	226,620	11,679,995
State Street Corp.	87,480	6,129,724
Sumitomo Mitsui Financial Group, Inc.	54,900	2,632,498
Toronto-Dominion Bank	22,337	2,048,924
Wells Fargo & Co.	280,780	11,986,498

		$53,662,278
Medical & Health Technology & Services - 0.4%
Kobayashi Pharmaceutical Co. Ltd.	52,800	$2,947,951
Quest Diagnostics, Inc.	36,020	2,157,958

		$5,105,909
Medical Equipment - 1.3%
Abbott Laboratories	167,110	$6,107,871
Medtronic, Inc.	106,920	6,137,208
St. Jude Medical, Inc.	61,930	3,554,163

		$15,799,242
Network & Telecom - 1.3%
Ericsson, Inc., “B”	742,172	$8,859,037
Nokia Oyj (a)	881,545	6,666,832

		$15,525,869
Other Banks & Diversified Financials - 0.6%
DNB A.S.A.	269,518	$4,776,400
Hachijuni Bank Ltd.	178,000	1,093,379
North Pacific Ltd.	163,900	713,406

		$6,583,185
Pharmaceuticals - 6.2%
Bayer AG	89,767	$11,157,000
GlaxoSmithKline PLC	522,658	13,773,020
Johnson & Johnson	171,010	15,837,236
Pfizer, Inc.	488,180	14,977,362
Roche Holding AG	49,381	13,671,138
Santen Pharmaceutical Co. Ltd.	55,000	2,771,535

		$72,187,291
Printing & Publishing - 0.5%
Moody’s Corp.	39,420	$2,785,417
Pearson PLC	142,150	2,972,120

		$5,757,537

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Railroad & Shipping - 0.2%
Canadian National Railway Co.	17,600	$1,934,768

Real Estate - 0.7%
Deutsche Wohnen AG	276,658	$5,206,265
GSW Immobilien AG (a)	70,528	3,279,759

		$8,486,024
Restaurants - 0.5%
McDonald’s Corp.	65,689	$6,340,302

Specialty Stores - 0.2%
Esprit Holdings Ltd.	1,300,650	$2,388,915

Telecommunications - Wireless - 2.7%
KDDI Corp.	311,900	$16,843,171
NTT DoCoMo, Inc.	196,300	3,114,289
Vodafone Group PLC	3,074,312	11,330,381

		$31,287,841
Telephone Services - 1.7%
AT&T, Inc.	201,780	$7,304,436
China Unicom (Hong Kong) Ltd.	1,040,000	1,641,893
Deutsche Telekom AG	243,310	3,832,108
TDC A.S.	335,563	3,029,887
Telecom Italia S.p.A.	2,995,767	2,340,848
Verizon Communications, Inc.	27,800	1,404,178

		$19,553,350
Tobacco - 3.1%
British American Tobacco PLC	155,669	$8,576,245
Japan Tobacco, Inc.	239,500	8,646,649
Lorillard, Inc.	92,580	4,722,506
Philip Morris International, Inc.	163,690	14,588,053

		$36,533,453
Trucking - 0.9%
United Parcel Service, Inc., “B”	30,070	$2,954,077
Yamato Holdings Co. Ltd.	367,000	7,860,287

		$10,814,364
Total Common Stocks (Identified Cost, $466,252,515)		$692,479,651

Portfolio of Investments – continued

Bonds - 38.0%
Issuer	Shares/Par		Value ($)
Asset-Backed & Securitized - 1.3%
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 2049		$1,489,951	$1,650,893
Commercial Mortgage Pass-Through Certificates, “A3”, 5.293%, 2049		995,797	1,015,794
Commercial Mortgage Pass-Through Certificates, “A4”, 5.306%, 2046		995,797	1,092,719
G-Force LLC, CDO, “A2”, 4.83%, 2036 (z)		65,387	65,322
Goldman Sachs Mortgage Securities Corp., FRN, 5.799%, 2045		3,520,000	3,903,831
JPMorgan Chase Commercial Mortgage Securities Corp., “A3”, FRN, 5.813%, 2049		1,058,797	1,082,393
JPMorgan Chase Commercial Mortgage Securities Corp., “A3”, FRN, 5.925%, 2051		1,813,786	1,859,571
JPMorgan Chase Commercial Mortgage Securities Corp., “A4”, FRN, 5.813%, 2049		1,040,000	1,173,752
Merrill Lynch Mortgage Trust, “A3”, FRN, 5.852%, 2050		214,544	219,764
Merrill Lynch Mortgage Trust, FRN, 5.852%, 2050		1,040,000	1,164,198
Wachovia Bank Commercial Mortgage Trust, “A3”, FRN, 5.925%, 2051		1,635,753	1,662,892
Wachovia Bank Commercial Mortgage Trust, “A4”, FRN, 5.925%, 2051		510,000	565,801

			$15,456,930
Automotive - 0.5%
Daimler Finance North America LLC, 1.875%, 2018 (n)		$492,000	$489,324
FCE Bank, 1.875%, 2016	EUR	350,000	482,358
Ford Motor Credit Co. LLC, 1.7%, 2016		$853,000	860,637
Toyota Motor Credit Corp., 0.875%, 2015		1,163,000	1,171,219
Volkswagen International Finance N.V., 1.15%, 2015 (n)		1,810,000	1,821,023
Volkswagen International Finance N.V., 2.375%, 2017 (n)		534,000	549,680

			$5,374,241
Biotechnology - 0.1%
Life Technologies Corp., 6%, 2020		$790,000	$904,796

Broadcasting - 0.2%
Discovery Communications, Inc., 4.875%, 2043		$610,000	$580,603
Myriad International Holdings B.V., 6%, 2020 (n)		650,000	692,250
Vivendi S.A., 4%, 2017	EUR	400,000	590,583

			$1,863,436
Building - 0.1%
CRH Finance Ltd., 3.125%, 2023	EUR	350,000	$477,333
Holcim GB Finance Ltd., 8.75%, 2017	GBP	200,000	389,113

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Building - continued
Mohawk Industries, Inc., 6.375%, 2016		$483,000	$530,363
Owens Corning, Inc., 6.5%, 2016		157,000	175,772

			$1,572,581
Business Services - 0.0%
Fidelity National Information Services, Inc., 5%, 2022		$483,000	$496,877

Cable TV - 0.3%
Comcast Corp., 4.65%, 2042		$614,000	$598,175
Cox Communications, Inc., 3.25%, 2022 (n)		495,000	454,620
DIRECTV Holdings LLC, 5.15%, 2042		576,000	517,084
NBCUniversal Media LLC, 5.15%, 2020		728,000	832,385
Shaw Communications, 5.65%, 2019	CAD	510,000	544,558
Time Warner Cable, Inc., 5%, 2020		$688,000	704,856
Time Warner Cable, Inc., 5.75%, 2031	GBP	250,000	368,137

			$4,019,815
Chemicals - 0.1%
Dow Chemical Co., 8.55%, 2019		$580,000	$750,689
LyondellBasell Industries N.V., 5%, 2019		597,000	668,296

			$1,418,985
Conglomerates - 0.2%
Alstom S.A., 2.25%, 2017	EUR	400,000	$556,394
Roper Industries, Inc., 1.85%, 2017		$251,000	250,990
Siemens Financieringsmaat N.V., 5.25%, 2066	EUR	300,000	438,383
Siemens Financieringsmaat N.V., 6.125%, 2066	GBP	150,000	260,953
Voto Votorantim Ltd., 5.25%, 2017	EUR	350,000	514,199
Votorantim Participacoes S.A., 6.75%, 2021 (n)		$368,000	417,680

			$2,438,599
Consumer Products - 0.2%
Henkel AG & Co. KgaA, 5.375%, 2104	EUR	300,000	$433,292
Newell Rubbermaid, Inc., 4.7%, 2020		$730,000	780,446
Prosegur Cia de Seguridad S.A., 2.75%, 2018	EUR	400,000	550,527
Reckitt Benckiser Treasury Services PLC, 3.625%, 2023 (n)		$731,000	741,410

			$2,505,675
Defense Electronics - 0.1%
BAE Systems, 4.125%, 2022	GBP	350,000	$579,183

Emerging Market Quasi-Sovereign - 0.7%
Banco do Nordeste do Brasil (BNB), 3.625%, 2015 (n)		$319,000	$322,190
BNDES Participacoes S.A., 6.5%, 2019 (n)		192,000	211,920

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Emerging Market Quasi-Sovereign - continued
CNPC (HK) Overseas Capital Ltd., 4.5%, 2021 (n)		$305,000	$316,907
Comision Federal de Electricidad, 5.75%, 2042 (n)		677,000	643,996
Corporacion Nacional del Cobre de Chile, 3.75%, 2020 (n)		271,000	272,605
Empresa Nacional del Petroleo, 6.25%, 2019		265,000	290,884
Gaz Capital S.A., 3.85%, 2020 (n)		1,081,000	1,053,975
Gaz Capital S.A., 3.389%, 2020	EUR	300,000	405,085
Pemex Project Funding Master Trust, 5.75%, 2018		$523,000	583,145
Petrobras Global Finance Co., FRN, 2.384%, 2019		610,000	592,920
Petrobras International Finance Co., 5.375%, 2021		1,049,000	1,066,595
Petroleos Mexicanos, 6%, 2020		408,000	457,980
Petroleos Mexicanos, 5.5%, 2021		232,000	252,880
PTT PLC, 3.375%, 2022 (n)		1,400,000	1,307,075
Rosneft, 3.149%, 2017 (n)		200,000	201,500
Rosneft, 4.199%, 2022 (n)		307,000	287,813
State Grid International Development Co. Ltd., 1.75%, 2018 (n)		444,000	436,515

			$8,703,985
Emerging Market Sovereign - 0.5%
Government of Thailand, 3.625%, 2023	THB	53,310,000	$1,677,116
Republic of Colombia, 6.125%, 2041		$613,000	694,223
Republic of Peru, 7.35%, 2025		700,000	902,300
Republic of Peru, 5.625%, 2050		28,000	29,428
Russian Federation, 4.5%, 2022 (n)		200,000	207,750
Russian Federation, 5.625%, 2042 (n)		200,000	208,000
United Mexican States, 8.5%, 2029	MXN	27,890,000	2,478,565

			$6,197,382
Energy - Independent - 0.0%
EOG Resources, Inc., 2.625%, 2023		$269,000	$252,951

Energy - Integrated - 0.1%
BG Energy Capital PLC, 6.5%, 2072	EUR	350,000	$531,050
Eni S.p.A., 4%, 2020	EUR	300,000	449,312

			$980,362
Financial Institutions - 0.1%
General Electric Capital Corp., 3.1%, 2023		$989,000	$953,367
International Lease Finance Corp., 7.125%, 2018 (n)		569,000	655,061

			$1,608,428
Food & Beverages - 0.4%
Anheuser-Busch InBev S.A., 5.375%, 2020		$672,000	$776,645
BFF International Ltd., 7.25%, 2020		568,000	643,260

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Food & Beverages - continued
Coca-Cola Co., 4.25%, 2016	EUR	350,000	$516,689
Conagra Foods, Inc., 3.2%, 2023		$729,000	695,579
Grupo Bimbo S.A.B. de C.V., 4.5%, 2022 (n)		629,000	642,264
Tyson Foods, Inc., 6.6%, 2016		900,000	1,010,375
Wm Wrigley Jr. Co., 2.9%, 2019 (n)		277,000	281,187

			$4,565,999
Food & Drug Stores - 0.0%
CVS Caremark Corp., 5.75%, 2017		$305,000	$349,678

Forest & Paper Products - 0.1%
Georgia-Pacific LLC, 5.4%, 2020 (n)		$793,000	$896,535
Packaging Corp. of America, 3.9%, 2022		483,000	478,339

			$1,374,874
Gaming & Lodging - 0.0%
Wyndham Worldwide Corp., 2.5%, 2018		$500,000	$500,176

Insurance - 0.6%
American International Group, Inc., 4.875%, 2016		$830,000	$912,660
American International Group, Inc., 4.875%, 2022		226,000	247,377
American International Group, Inc., 4.875%, 2067	EUR	600,000	798,561
Assicurazioni Generali S.p.A., 7.75%, 2042	EUR	200,000	309,572
Aviva PLC, FRN, 5.7%, 2049	EUR	930,000	1,313,216
CNP Assurances S.A., 6%, 2040	EUR	450,000	661,699
Delta Lloyd Levensverzek, 9%, 2042	EUR	450,000	708,593
UnumProvident Corp., 6.85%, 2015 (n)		$1,367,000	1,509,705

			$6,461,383
Insurance - Property & Casualty - 0.5%
Amlin PLC, 6.5%, 2026	GBP	200,000	$330,300
AXIS Capital Holdings Ltd., 5.75%, 2014		$1,440,000	1,515,188
Berkshire Hathaway, Inc., 4.5%, 2043		490,000	472,490
Chubb Corp., 6.375% to 2017, FRN to 2067		730,000	795,700
Clerical Medical Finance PLC, 4.25%, 2049	EUR	450,000	606,100
Marsh & McLennan Cos., Inc., 2.55%, 2018		$293,000	297,416
QBE Capital Funding IV LP, 7.5%, 2041	GBP	300,000	528,193
ZFS Finance USA Trust II, 6.45% to 2016, FRN to 2065 (n)		$1,259,000	1,347,130

			$5,892,517
International Market Quasi-Sovereign - 0.3%
Electricite de France, FRN, 5.25%, 2049 (n)		$810,000	$796,230
ESB Finance Ltd., 4.375%, 2019	EUR	300,000	450,109
Statoil A.S.A., 4.25%, 2041		$660,000	628,162

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
International Market Quasi-Sovereign - continued
Statoil A.S.A., FRN, 0.554%, 2018		$477,000	$475,940
Temasek Financial I Ltd., 2.375%, 2023 (n)		1,450,000	1,339,385

			$3,689,826
International Market Sovereign - 19.3%
Federal Republic of Germany, 2.5%, 2044	EUR	1,369,000	$1,819,428
Federal Republic of Germany, 3.25%, 2021	EUR	3,231,000	5,044,046
Federal Republic of Germany, 6.25%, 2030	EUR	3,483,000	7,205,643
Government of Australia, 5.75%, 2021	AUD	10,509,000	11,214,380
Government of Canada, 4.5%, 2015	CAD	4,984,000	5,036,534
Government of Canada, 4.25%, 2018	CAD	13,092,000	13,985,141
Government of Canada, 3.25%, 2021	CAD	4,876,000	5,040,848
Government of Canada, 5.75%, 2033	CAD	1,350,000	1,841,472
Government of Japan, 1.1%, 2020	JPY	2,947,000,000	31,513,000
Government of Japan, 2.1%, 2024	JPY	2,118,650,000	24,794,841
Government of Japan, 2.2%, 2027	JPY	542,700,000	6,420,268
Government of Japan, 2.4%, 2037	JPY	325,150,000	3,839,379
Government of Japan, 2%, 2052	JPY	127,000,000	1,398,095
Kingdom of Belgium, 4.25%, 2021	EUR	4,343,000	6,867,778
Kingdom of Spain, 5.5%, 2017	EUR	3,857,000	5,828,605
Kingdom of Spain, 4.6%, 2019	EUR	4,313,000	6,349,634
Kingdom of Sweden, 5%, 2020	SEK	7,225,000	1,338,655
Kingdom of the Netherlands, 3.5%, 2020	EUR	839,000	1,294,646
Kingdom of the Netherlands, 5.5%, 2028	EUR	1,035,000	1,910,773
Republic of Austria, 4.65%, 2018	EUR	2,195,000	3,460,977
Republic of Austria, 1.75%, 2023	EUR	2,026,000	2,674,164
Republic of France, 2.5%, 2020	EUR	4,763,000	6,890,549
Republic of France, 6%, 2025	EUR	2,350,000	4,337,327
Republic of France, 4.75%, 2035	EUR	2,910,000	4,971,048
Republic of Iceland, 4.875%, 2016 (n)		$2,826,000	2,949,638
Republic of Ireland, 4.5%, 2020	EUR	4,879,000	7,145,145
Republic of Ireland, 5.4%, 2025	EUR	2,818,000	4,339,225
Republic of Italy, 5.25%, 2017	EUR	7,852,000	11,716,497
Republic of Italy, 3.75%, 2021	EUR	9,365,000	12,990,209
United Kingdom Treasury, 5%, 2018	GBP	3,229,000	5,986,913
United Kingdom Treasury, 8%, 2021	GBP	5,375,000	12,138,065
United Kingdom Treasury, 4.25%, 2027	GBP	189,000	345,505
United Kingdom Treasury, 4.25%, 2036	GBP	1,761,000	3,219,059

			$225,907,487
Internet - 0.1%
Baidu, Inc., 3.5%, 2022		$920,000	$861,701

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Major Banks - 2.2%
ABN AMRO Bank N.V., 4.25%, 2017 (n)		$865,000	$930,904
ABN AMRO Bank N.V., 7.125%, 2022	EUR	300,000	486,183
Banco Santander U.S. Debt S.A.U., 3.781%, 2015 (n)		$1,000,000	1,030,211
Bank of America Corp., 5.65%, 2018		1,920,000	2,190,104
Barclays Bank PLC, 6%, 2021	EUR	1,167,000	1,808,098
Barclays Bank PLC, 6.75%, 2023	GBP	250,000	443,101
BBVA Senior Finance S.A., 3.25%, 2016	EUR	300,000	421,181
Credit Agricole S.A., 7.375%, 2023	GBP	200,000	385,700
Credit Agricole S.A., 7.875%, 2049	EUR	400,000	609,087
Credit Suisse Group AG, 6.5%, 2023 (n)		$820,000	875,268
Goldman Sachs Group, Inc., 5.75%, 2022		1,181,000	1,339,230
HSBC Bank PLC, FRN, 0.904%, 2018 (n)		1,116,000	1,118,485
HSBC USA, Inc., 4.875%, 2020		1,000,000	1,089,922
ING Bank N.V., 4.875%, 2021	EUR	250,000	398,343
ING Bank N.V., 5.8%, 2023 (n)		$630,000	660,721
ING Bank N.V., FRN, 1.658%, 2014 (n)		1,260,000	1,268,564
JPMorgan Chase & Co., 4.25%, 2020		1,190,000	1,269,275
Morgan Stanley, 7.3%, 2019		980,000	1,196,829
Morgan Stanley, 5.5%, 2021		490,000	551,489
Nordea Bank AB, FRN, 0.725%, 2016 (n)		2,050,000	2,056,177
PNC Bank N.A., 3.8%, 2023		600,000	596,919
PNC Financial Services Group, Inc., FRN, 6.75%, 2049		640,000	675,200
Regions Financial Corp., 2%, 2018		602,000	591,954
Royal Bank of Scotland PLC, 5.5%, 2020	EUR	300,000	482,900
Royal Bank of Scotland PLC, 6.934%, 2018	EUR	400,000	611,216
Societe Generale S.A., 4.25%, 2022	EUR	300,000	461,524
Wells Fargo & Co., 2.1%, 2017		$1,290,000	1,325,685
Wells Fargo & Co., 5.375%, 2043		301,000	304,536

			$25,178,806
Medical & Health Technology & Services - 0.1%
Express Scripts Holding Co., 2.65%, 2017		$1,390,000	$1,442,694

Metals & Mining - 0.5%
Barrick Gold Corp., 4.1%, 2023		$499,000	$452,592
Barrick International (Barbados) Corp., 5.75%, 2016 (n)		705,000	753,643
Cameco Corp., 5.67%, 2019	CAD	520,000	552,557
Glencore Finance Europe, 6.5%, 2019	GBP	200,000	368,292
Plains Exploration & Production Co., 6.875%, 2023		$600,000	664,500
Rio Tinto Finance (USA) PLC, 3.5%, 2022		1,100,000	1,083,202
Rio Tinto Finance PLC, 2%, 2020	EUR	300,000	407,543
Southern Copper Corp., 6.75%, 2040		$760,000	749,251
Vale Overseas Ltd., 4.625%, 2020		316,000	327,095

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Metals & Mining - continued
Vale Overseas Ltd., 4.375%, 2022		$508,000	$497,087
Xstrata Finance Canada Ltd., 5.25%, 2017	EUR	300,000	455,962

			$6,311,724
Mortgage-Backed - 3.7%
Fannie Mae, 4.78%, 2015		$323,614	$339,651
Fannie Mae, 4.856%, 2015		256,095	268,580
Fannie Mae, 5.5%, 2015		251,120	260,515
Fannie Mae, 5.09%, 2016		358,132	388,860
Fannie Mae, 5.432%, 2016		268,453	291,285
Fannie Mae, 4.99%, 2017		211,332	219,172
Fannie Mae, 5.05%, 2017		312,859	340,743
Fannie Mae, 2.578%, 2018		900,000	933,417
Fannie Mae, 3.85%, 2018		388,552	421,193
Fannie Mae, 5.16%, 2018		670,133	726,666
Fannie Mae, 5.1%, 2019		325,950	359,799
Fannie Mae, 5.18%, 2019		326,263	361,023
Fannie Mae, 5%, 2020 - 2040		4,570,971	4,993,107
Fannie Mae, 4.5%, 2025 - 2034		1,679,937	1,798,048
Fannie Mae, 5.5%, 2037		95,800	104,312
Fannie Mae, 6%, 2037 - 2038		880,040	979,822
Fannie Mae, 4%, 2041		1,455,761	1,534,440
Fannie Mae, 3.5%, 2043		3,873,283	3,975,965
Freddie Mac, 1.426%, 2017		927,000	933,597
Freddie Mac, 3.882%, 2017		733,000	796,657
Freddie Mac, 2.412%, 2018		802,000	825,278
Freddie Mac, 1.883%, 2019		1,250,000	1,237,793
Freddie Mac, 5.085%, 2019		589,000	674,482
Freddie Mac, 3.32%, 2020		538,545	568,791
Freddie Mac, 5.5%, 2037		356,897	386,925
Freddie Mac, 4.5%, 2040		3,930,507	4,192,271
Freddie Mac, 3.5%, 2043		6,466,813	6,615,445
Freddie Mac, TBA, 4%, 2043		400,000	417,063
Ginnie Mae, 5%, 2040		1,370,911	1,498,098
Ginnie Mae, 3.5%, 2043		3,395,157	3,532,260
Ginnie Mae, TBA, 4%, 2043		3,338,000	3,530,456

			$43,505,714
Natural Gas - Distribution - 0.1%
Gas Natural Fenosa, 3.875%, 2023	EUR	400,000	$561,980

Natural Gas - Pipeline - 0.3%
Enbridge, Inc., 3.19%, 2022	CAD	600,000	$550,948
Energy Transfer Partners LP, 4.65%, 2021		$482,000	504,742

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Natural Gas - Pipeline - continued
Energy Transfer Partners LP, 3.6%, 2023		$399,000	$380,708
Spectra Energy Partners LP, 4.75%, 2024		1,158,000	1,217,523
Trans-Canada Pipelines Ltd., 5.1%, 2017	CAD	520,000	544,956

			$3,198,877
Network & Telecom - 0.3%
Deutsche Telekom I, 4.875%, 2025	EUR	300,000	$481,320
France Telecom-Orange S.A., 3%, 2022	EUR	400,000	560,097
Telecom Italia S.p.A., 5.625%, 2015	GBP	200,000	336,065
Telecom Italia S.p.A., 5.375%, 2019	EUR	300,000	426,235
Telefonica Emisiones S.A.U., 3.987%, 2023	EUR	500,000	692,886
Verizon Communications, Inc., 5.15%, 2023		$478,000	518,624
Verizon Communications, Inc., 6.4%, 2033		725,000	820,612

			$3,835,839
Other Banks & Diversified Financials - 1.2%
Banco de Credito del Peru, 6.125% to 2022, FRN to 2027 (n)		$840,000	$877,800
Banque Federative du Credit Mutuel, 2%, 2019	EUR	300,000	406,411
BB&T Corp., 3.95%, 2016		$1,290,000	1,383,562
BBVA Bancomer S.A. de C.V., 6.75%, 2022 (n)		901,000	977,585
Caixabank S.A., 3.25%, 2016	EUR	400,000	559,508
Capital One Bank (USA) N.A., 3.375%, 2023		$900,000	857,844
Citigroup, Inc., 6.125%, 2018		386,000	449,484
Citigroup, Inc., 3.375%, 2023		1,042,000	1,009,599
Deutsche Bank Capital Funding Trust, FRN, 2.212%, 2049	EUR	400,000	513,229
Discover Bank, 7%, 2020		$1,065,000	1,257,266
Erste Group Bank AG, 7.125%, 2022	EUR	300,000	471,021
Intesa Sanpaolo S.p.A., 4.125%, 2016	EUR	300,000	428,765
Intesa Sanpaolo S.p.A., 5.25%, 2022	GBP	300,000	501,265
KBC Ifima N.V., 4.5%, 2017	EUR	300,000	449,920
Lloyds TSB Bank PLC, 6.5%, 2020	EUR	350,000	555,346
Rabobank Nederland N.V., 4%, 2022	GBP	250,000	419,825
Santander Financial Issuances Ltd., 4.5%, 2019	EUR	300,000	373,721
Svenska Handelsbanken AB, FRN, 0.7%, 2016		$1,210,000	1,213,773
Swedbank AB, 2.125%, 2017 (n)		204,000	206,400
Swedbank AB, 1.75%, 2018 (n)		728,000	720,159
U.S. Bancorp, 2.95%, 2022		196,000	186,227

			$13,818,710
Personal Computers & Peripherals - 0.0%
Equifax, Inc., 3.3%, 2022		$483,000	$457,620

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Pharmaceuticals - 0.3%
AbbVie, Inc., 1.2%, 2015		$1,670,000	$1,681,677
Celgene Corp., 1.9%, 2017		483,000	487,206
Teva Pharmaceutical Finance B.V., 2.95%, 2022		602,000	558,304
Watson Pharmaceuticals, Inc., 1.875%, 2017		531,000	529,685

			$3,256,872
Printing & Publishing - 0.1%
Moody’s Corp., 4.875%, 2024		$670,000	$678,695
Pearson Funding Five PLC, 3.25%, 2023 (n)		219,000	202,937
Wolters Kluwer N.V., 6.375%, 2018	EUR	300,000	490,657

			$1,372,289
Railroad & Shipping - 0.1%
CSX Corp., 4.1%, 2044		$969,000	$842,144

Real Estate - 0.2%
AvalonBay Communities, Inc., 3.625%, 2020		$102,000	$104,921
Boston Properties Ltd., 3.125%, 2023		669,000	627,355
ERP Operating LP, REIT, 3%, 2023		245,000	232,497
Hammerson PLC, 2.75%, 2019	EUR	300,000	420,962
Simon Property Group, Inc., REIT, 5.65%, 2020		$640,000	738,273
WEA Finance LLC/WT Finance Australia, 3.375%, 2022 (n)		309,000	295,905

			$2,419,913
Retailers - 0.3%
Cencosud S.A., 5.5%, 2021		$586,000	$607,691
Cencosud S.A., 4.875%, 2023 (n)		479,000	460,121
Dollar General Corp., 4.125%, 2017		500,000	534,493
Gap, Inc., 5.95%, 2021		738,000	819,072
Home Depot, Inc., 5.95%, 2041		678,000	801,208
Marks & Spencer PLC, 4.75%, 2025	GBP	300,000	494,479

			$3,717,064
Specialty Chemicals - 0.1%
Ecolab, Inc., 3%, 2016		$500,000	$526,355
Mexichem S.A.B. de C.V., 6.75%, 2042 (n)		609,000	598,343

			$1,124,698
Specialty Stores - 0.0%
Canadian Tire Corp. Ltd., 4.95%, 2015	CAD	535,000	$537,581

Supermarkets - 0.1%
Delhaize Group, 3.125%, 2020	EUR	300,000	$424,233
Morrison (WM) Supermarkets, 3.5%, 2026	GBP	200,000	303,081

			$727,314

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Telecommunications - Wireless - 0.2%
America Movil S.A.B. de C.V., 4.75%, 2022	EUR	500,000	$785,771
American Tower Corp., REIT, 4.7%, 2022		$167,000	168,217
American Tower Corp., REIT, 3.5%, 2023		162,000	149,358
Crown Castle Towers LLC, 6.113%, 2020 (n)		615,000	699,842

			$1,803,188
Telephone Services - 0.1%
TELUS Corp., 5.05%, 2020	CAD	520,000	$549,754

Tobacco - 0.3%
Altria Group, Inc., 2.85%, 2022		$960,000	$891,639
Imperial Tobacco Group PLC, 5.5%, 2026	GBP	350,000	633,901
Lorillard Tobacco Co., 8.125%, 2019		$592,000	730,477
Reynolds American, Inc., 4.85%, 2023		613,000	648,768

			$2,904,785
Transportation - Services - 0.1%
ERAC USA Finance Co., 2.75%, 2017 (n)		$192,000	$198,296
ERAC USA Finance Co., 7%, 2037 (n)		627,000	754,534
Hit Finance B.V., 4.875%, 2021	EUR	300,000	458,170

			$1,411,000
U.S. Government Agencies and Equivalents - 0.4%
Aid-Egypt, 4.45%, 2015		$1,113,000	$1,197,714
Small Business Administration, 5.09%, 2025		77,123	83,020
Small Business Administration, 5.21%, 2026		1,092,265	1,183,500
Small Business Administration, 5.31%, 2027		619,009	681,066
Small Business Administration, 2.22%, 2033		1,261,322	1,194,321

			$4,339,621
U.S. Treasury Obligations - 1.1%
U.S. Treasury Bonds, 4.5%, 2039		$3,772,600	$4,403,333
U.S. Treasury Notes, 4.75%, 2017 (f)		3,896,000	4,457,573
U.S. Treasury Notes, 3.5%, 2020		3,343,000	3,702,894

			$12,563,800
Utilities - Electric Power - 0.4%
CMS Energy Corp., 5.05%, 2022		$631,000	$686,390
E.On International Finance, 6.375%, 2032	GBP	250,000	505,100
Enel Finance International N.V., 4.875%, 2020	EUR	350,000	530,426
Enel S.p.A., 6.25%, 2019	GBP	300,000	539,950
NGG Finance PLC, 5.625%, 2073	GBP	300,000	487,033
Progress Energy, Inc., 7.05%, 2019		$460,000	559,975
Red Electrica Finance S.A., 3.5%, 2016	EUR	300,000	431,687

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Utilities - Electric Power - continued
Red Electrica Finance S.A., 4.75%, 2018	EUR	300,000	$456,164

			$4,196,725

Utilities - Water - 0.0%
Veolia Environnement S.A., 4.45%, 2049	EUR	400,000	$542,318
Total Bonds (Identified Cost, $439,566,234)			$444,598,897

Money Market Funds - 2.4%
MFS Institutional Money Market Portfolio, 0.1%, at Cost and Net Asset Value (v)		28,296,047	$28,296,047
Total Investments (Identified Cost, $934,114,796)			$1,165,374,595

Other Assets, Less Liabilities - 0.5%			6,398,129
Net Assets - 100.0%			$1,171,772,724

(a)	Non-income producing security.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $35,739,263, representing 3.1% of net assets.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
G-Force LLC, CDO, “A2”, 4.83%, 2036	1/20/11	$63,538	$65,322
% of Net assets			0.0%

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
CDO	Collateralized Debt Obligation
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
IPS	International Preference Stock
PLC	Public Limited Company
REIT	Real Estate Investment Trust
TBA	To Be Announced

Portfolio of Investments – continued

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan Renminbi
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
ILS	Israeli Sheqel
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
ZAR	South African Rand

Derivative Contracts at 10/31/13

Forward Foreign Currency Exchange Contracts at 10/31/13

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	AUD	Deutsche Bank AG	107,701	1/17/14	$102,000	$101,283	$717
SELL	AUD	Westpac Banking Corp.	5,625,258	1/17/14	5,329,735	5,290,037	39,698
SELL	CAD	Merrill Lynch International Bank	17,423,678	1/17/14	16,757,049	16,678,811	78,238
BUY	CHF	Goldman Sachs International	3,489,000	1/17/14	3,813,123	3,847,744	34,621
BUY	CNY	Deutsche Bank AG	5,608,000	1/15/14	893,776	917,577	23,801
BUY	DKK	Deutsche Bank AG	9,343,149	1/17/14	1,691,988	1,701,895	9,907
BUY	EUR	Barclays Bank PLC	8,500,114	12/18/13	11,372,218	11,541,894	169,676
BUY	EUR	Merrill Lynch International Bank	125,000	1/17/14	168,719	169,737	1,018
BUY	EUR	UBS AG	8,500,114	12/18/13	11,371,283	11,541,894	170,611
SELL	EUR	Citibank N.A.	889,872	1/14/14	1,209,263	1,208,348	915
SELL	EUR	Credit Suisse Group	1,699,033	1/17/14	2,326,000	2,307,113	18,887
SELL	EUR	Deutsche Bank AG	3,145,813	1/17/14	4,304,637	4,271,693	32,944
SELL	EUR	Goldman Sachs International	56,229	1/17/14	77,540	76,353	1,187

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 10/31/13 - continued

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
SELL	EUR	Merrill Lynch International Bank	66,000	1/17/14	$90,218	$89,622	$596
SELL	GBP	Goldman Sachs International	47,436	1/17/14	76,642	76,015	627
BUY	ILS	Citibank N.A.	1,848,000	11/12/13	520,463	523,979	3,516
BUY	INR	Barclays Bank PLC	136,814,000	11/22/13	2,215,611	2,216,851	1,240
BUY	JPY	Goldman Sachs International	43,512,000	1/17/14	441,610	442,740	1,130
SELL	JPY	Citibank N.A.	138,497,260	1/17/14	1,424,813	1,409,227	15,586
BUY	KRW	Merrill Lynch International Bank	536,952,000	11/12/13	494,504	505,853	11,349
BUY	MXN	JPMorgan Chase Bank	26,086,000	11/04/13	1,979,526	1,999,349	19,823
SELL	MXN	Deutsche Bank AG	38,657,258	12/18/13	2,987,377	2,952,355	35,022
SELL	MXN	JPMorgan Chase Bank	26,086,000	11/04/13	2,025,971	1,999,349	26,622
BUY	MYR	JPMorgan Chase Bank	2,696,863	12/18/13	850,343	852,002	1,659
BUY	NOK	Goldman Sachs International	4,739,526	1/17/14	783,578	793,866	10,288
BUY	PLN	JPMorgan Chase Bank	3,822,803	12/18/13	1,233,998	1,237,549	3,551
BUY	SEK	Goldman Sachs International	8,024,708	1/17/14	1,230,520	1,236,092	5,572
BUY	SGD	Citibank N.A.	906,000	1/17/14	728,694	729,396	702

							$719,503

Liability Derivatives
BUY	AUD	Barclays Bank PLC	34,000	1/17/14	$32,147	$31,974	$(173)
BUY	AUD	Goldman Sachs International	71,000	1/17/14	67,976	66,769	(1,207)
BUY	CAD	JPMorgan Chase Bank	106,000	1/17/14	102,763	101,468	(1,295)
SELL	CNY	Deutsche Bank AG	5,608,000	1/15/14	902,188	917,577	(15,389)
BUY	CZK	Goldman Sachs International	10,132,000	1/17/14	533,577	533,443	(134)

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 10/31/13 - continued

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
BUY	EUR	Barclays Bank PLC	1,734,296	1/17/14	$2,374,694	$2,354,996	$(19,698)
BUY	EUR	Citibank N.A.	500,000	1/17/14	683,313	678,949	(4,364)
BUY	EUR	Deutsche Bank AG	3,262,413	1/17/14	4,499,625	4,430,024	(69,601)
BUY	EUR	Goldman Sachs International	213,000	1/17/14	290,992	289,232	(1,760)
BUY	EUR	Merrill Lynch International Bank	129,000	1/17/14	177,636	175,169	(2,467)
SELL	EUR	Deutsche Bank AG	10,495,218	1/17/14	14,163,664	14,251,432	(87,768)
SELL	EUR	JPMorgan Chase Bank	10,495,218	1/17/14	14,165,689	14,251,432	(85,743)
BUY	GBP	Credit Suisse Group	170,000	1/17/14	274,959	272,420	(2,539)
BUY	GBP	Goldman Sachs International	1,440,262	1/17/14	2,326,217	2,307,976	(18,241)
SELL	GBP	Credit Suisse Group	1,655,019	1/17/14	2,642,677	2,652,118	(9,441)
SELL	GBP	Merrill Lynch International Bank	1,655,019	1/17/14	2,644,489	2,652,118	(7,629)
BUY	JPY	Brown Brothers Harriman	32,990,000	1/14/14	339,785	335,672	(4,113)
BUY	JPY	Citibank N.A.	16,782,000	1/17/14	171,558	170,759	(799)
BUY	JPY	Credit Suisse Group	23,760,000	1/17/14	244,109	241,761	(2,348)
BUY	JPY	Goldman Sachs International	1,209,263,948	1/17/14	12,322,830	12,304,411	(18,419)
BUY	JPY	JPMorgan Chase Bank	25,000,000	1/17/14	254,628	254,378	(250)
BUY	KRW	Deutsche Bank AG	4,545,337,000	11/25/13	4,284,133	4,278,221	(5,912)
SELL	KRW	JPMorgan Chase Bank	15,946,000	11/12/13	14,785	15,022	(237)
BUY	MXN	JPMorgan Chase Bank	26,086,000	1/17/14	2,014,476	1,987,497	(26,979)
BUY	MYR	Barclays Bank PLC	7,559,000	11/22/13	2,395,120	2,392,322	(2,798)
BUY	NZD	Barclays Bank PLC	848,781	1/17/14	705,618	697,403	(8,215)
BUY	PLN	Citibank N.A.	2,563,000	12/18/13	838,612	829,715	(8,897)

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 10/31/13 - continued

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
BUY	PLN	Deutsche Bank AG	4,805,000	12/18/13	$1,572,499	$1,555,513	$(16,986)
BUY	SEK	Barclays Bank PLC	440,000	1/17/14	68,894	67,776	(1,118)
BUY	THB	JPMorgan Chase Bank	22,050,000	11/18/13	710,717	706,495	(4,222)
SELL	THB	JPMorgan Chase Bank	36,473,250	11/18/13	1,141,573	1,168,624	(27,051)
BUY	ZAR	JPMorgan Chase Bank	11,998,933	1/17/14	1,203,588	1,181,595	(21,993)

							$(477,786)

Futures Contracts Outstanding at 10/31/13

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
US Treasury Note 10 yr (Short)	USD	36	$4,584,938	December - 2013	$(116,001)

At October 31, 2013, the fund had cash collateral of $760,000 and other liquid securities with an aggregate value of $62,928 to cover any commitments for certain derivative contracts. Cash collateral is comprised of “Restricted cash” on the Statement of Asset and Liabilities.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/13

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $905,818,749)	$1,137,078,548
Underlying affiliated funds, at cost and value	28,296,047
Total investments, at value (identified cost, $934,114,796)	$1,165,374,595
Restricted cash	760,000
Foreign currency, at value (identified cost, $6)	6
Receivables for
Forward foreign currency exchange contracts	719,503
Daily variation margin on open futures contracts	5,625
Investments sold	4,206,792
Fund shares sold	3,791,728
Interest and dividends	6,394,746
Receivable from investment adviser	50,945
Total assets	$1,181,303,940
Liabilities
Payables for
Forward foreign currency exchange contracts	$477,786
Investments purchased	2,578,345
TBA purchase commitments	3,944,740
Fund shares reacquired	1,801,279
Payable to affiliates
Shareholder servicing costs	495,838
Distribution and service fees	26,755
Payable for independent Trustees’ compensation	37,049
Accrued expenses and other liabilities	169,424
Total liabilities	$9,531,216
Net assets	$1,171,772,724
Net assets consist of
Paid-in capital	$948,504,684
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	231,422,446
Accumulated net realized gain (loss) on investments and foreign currency	(11,954,054)
Undistributed net investment income	3,799,648
Net assets	$1,171,772,724
Shares of beneficial interest outstanding	71,651,688

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$657,312,120	40,287,219	$16.32
Class B	64,457,268	3,859,669	16.70
Class C	245,943,891	14,902,631	16.50
Class I	108,174,875	6,688,041	16.17
Class R1	3,612,747	219,773	16.44
Class R2	10,527,609	649,843	16.20
Class R3	12,423,213	763,732	16.27
Class R4	7,938,305	486,040	16.33
Class R5	61,382,696	3,794,740	16.18

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $17.32 [100 / 94.25 x $16.32]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/13

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$17,495,659
Interest	11,449,152
Dividends from underlying affiliated funds	42,058
Foreign taxes withheld	(613,008)
Total investment income	$28,373,861
Expenses
Management fee	$8,440,697
Distribution and service fees	4,206,984
Shareholder servicing costs	1,175,852
Administrative services fee	135,414
Independent Trustees’ compensation	21,040
Custodian fee	197,160
Shareholder communications	72,898
Audit and tax fees	81,860
Legal fees	8,944
Miscellaneous	206,955
Total expenses	$14,547,804
Fees paid indirectly	(64)
Reduction of expenses by investment adviser and distributor	(640,164)
Net expenses	$13,907,576
Net investment income	$14,466,285
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$13,180,471
Foreign currency	(4,071,040)
Net realized gain (loss) on investments and foreign currency	$9,109,431
Change in unrealized appreciation (depreciation)
Investments	$117,147,637
Futures contracts	(116,001)
Translation of assets and liabilities in foreign currencies	630,509
Net unrealized gain (loss) on investments and foreign currency translation	$117,662,145
Net realized and unrealized gain (loss) on investments and foreign currency	$126,771,576
Change in net assets from operations	$141,237,861

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 10/31
	2013	2012
Change in net assets
From operations
Net investment income	$14,466,285	$13,253,182
Net realized gain (loss) on investments and foreign currency	9,109,431	15,519,687
Net unrealized gain (loss) on investments and foreign currency translation	117,662,145	40,350,658
Change in net assets from operations	$141,237,861	$69,123,527
Distributions declared to shareholders
From net investment income	$(12,740,259)	$(15,795,646)
Change in net assets from fund share transactions	$151,346,862	$59,040,489
Total change in net assets	$279,844,464	$112,368,370
Net assets
At beginning of period	891,928,260	779,559,890
At end of period (including undistributed net investment income of $3,799,648 and $1,588,408, respectively)	$1,171,772,724	$891,928,260

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 10/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$14.39	$13.52	$13.31	$12.49	$11.23
Income (loss) from investment operations
Net investment income (d)	$0.24	$0.25	$0.26	$0.22	$0.20
Net realized and unrealized gain (loss) on investments and foreign currency	1.91	0.92	0.35	0.85	1.53
Total from investment operations	$2.15	$1.17	$0.61	$1.07	$1.73
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.30)	$(0.40)	$(0.25)	$(0.37)
From net realized gain on investments	—	—	—	—	(0.10)
Total distributions declared to shareholders	$(0.22)	$(0.30)	$(0.40)	$(0.25)	$(0.47)
Net asset value, end of period (x)	$16.32	$14.39	$13.52	$13.31	$12.49
Total return (%) (r)(s)(t)(x)	15.13	8.81	4.69	8.71	16.10
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.28	1.30	1.30	1.33	1.39
Expenses after expense reductions (f)	1.22	1.25	1.25	1.25	1.27
Net investment income	1.60	1.80	1.89	1.71	1.77
Portfolio turnover	40	30	46	66	75
Net assets at end of period (000 omitted)	$657,312	$509,475	$477,216	$466,793	$434,536

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 10/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$14.73	$13.83	$13.60	$12.76	$11.46
Income (loss) from investment operations
Net investment income (d)	$0.13	$0.15	$0.16	$0.12	$0.12
Net realized and unrealized gain (loss) on investments and foreign currency	1.95	0.94	0.36	0.88	1.57
Total from investment operations	$2.08	$1.09	$0.52	$1.00	$1.69
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.19)	$(0.29)	$(0.16)	$(0.29)
From net realized gain on investments	—	—	—	—	(0.10)
Total distributions declared to shareholders	$(0.11)	$(0.19)	$(0.29)	$(0.16)	$(0.39)
Net asset value, end of period (x)	$16.70	$14.73	$13.83	$13.60	$12.76
Total return (%) (r)(s)(t)(x)	14.20	8.01	3.94	7.86	15.27
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.03	2.05	2.05	2.08	2.11
Expenses after expense reductions (f)	1.97	2.00	2.00	2.00	1.98
Net investment income	0.86	1.05	1.14	0.96	1.05
Portfolio turnover	40	30	46	66	75
Net assets at end of period (000 omitted)	$64,457	$59,468	$56,479	$54,548	$53,054

Class C	Years ended 10/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$14.56	$13.67	$13.45	$12.62	$11.35
Income (loss) from investment operations
Net investment income (d)	$0.13	$0.15	$0.16	$0.12	$0.12
Net realized and unrealized gain (loss) on investments and foreign currency	1.92	0.93	0.36	0.87	1.54
Total from investment operations	$2.05	$1.08	$0.52	$0.99	$1.66
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.19)	$(0.30)	$(0.16)	$(0.29)
From net realized gain on investments	—	—	—	—	(0.10)
Total distributions declared to shareholders	$(0.11)	$(0.19)	$(0.30)	$(0.16)	$(0.39)
Net asset value, end of period (x)	$16.50	$14.56	$13.67	$13.45	$12.62
Total return (%) (r)(s)(t)(x)	14.19	8.05	3.92	7.88	15.22
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.03	2.05	2.05	2.08	2.11
Expenses after expense reductions (f)	1.97	2.00	2.00	2.00	1.99
Net investment income	0.85	1.05	1.14	0.96	1.04
Portfolio turnover	40	30	46	66	75
Net assets at end of period (000 omitted)	$245,944	$186,974	$171,596	$170,189	$155,007

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 10/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$14.27	$13.41	$13.20	$12.39	$11.16
Income (loss) from investment operations
Net investment income (d)	$0.28	$0.27	$0.29	$0.25	$0.20
Net realized and unrealized gain (loss) on investments and foreign currency	1.88	0.92	0.35	0.85	1.54
Total from investment operations	$2.16	$1.19	$0.64	$1.10	$1.74
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.33)	$(0.43)	$(0.29)	$(0.41)
From net realized gain on investments	—	—	—	—	(0.10)
Total distributions declared to shareholders	$(0.26)	$(0.33)	$(0.43)	$(0.29)	$(0.51)
Net asset value, end of period (x)	$16.17	$14.27	$13.41	$13.20	$12.39
Total return (%) (r)(s)(x)	15.33	9.08	5.00	8.97	16.27
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.03	1.06	1.05	1.08	1.09
Expenses after expense reductions (f)	0.97	1.00	1.00	1.00	0.99
Net investment income	1.84	2.00	2.17	1.97	1.76
Portfolio turnover	40	30	46	66	75
Net assets at end of period (000 omitted)	$108,175	$67,970	$26,765	$13,801	$15,697

Class R1	Years ended 10/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$14.50	$13.62	$13.40	$12.58	$11.32
Income (loss) from investment operations
Net investment income (d)	$0.13	$0.15	$0.15	$0.12	$0.12
Net realized and unrealized gain (loss) on investments and foreign currency	1.92	0.92	0.37	0.86	1.54
Total from investment operations	$2.05	$1.07	$0.52	$0.98	$1.66
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.19)	$(0.30)	$(0.16)	$(0.30)
From net realized gain on investments	—	—	—	—	(0.10)
Total distributions declared to shareholders	$(0.11)	$(0.19)	$(0.30)	$(0.16)	$(0.40)
Net asset value, end of period (x)	$16.44	$14.50	$13.62	$13.40	$12.58
Total return (%) (r)(s)(x)	14.26	8.01	3.95	7.83	15.20
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.03	2.05	2.05	2.08	2.10
Expenses after expense reductions (f)	1.97	2.00	2.00	2.00	1.99
Net investment income	0.87	1.05	1.13	0.97	1.02
Portfolio turnover	40	30	46	66	75
Net assets at end of period (000 omitted)	$3,613	$3,124	$3,126	$3,042	$2,460

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Years ended 10/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$14.29	$13.43	$13.22	$12.41	$11.17
Income (loss) from investment operations
Net investment income (d)	$0.21	$0.21	$0.22	$0.19	$0.18
Net realized and unrealized gain (loss) on investments and foreign currency	1.88	0.92	0.36	0.84	1.51
Total from investment operations	$2.09	$1.13	$0.58	$1.03	$1.69
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.27)	$(0.37)	$(0.22)	$(0.35)
From net realized gain on investments	—	—	—	—	(0.10)
Total distributions declared to shareholders	$(0.18)	$(0.27)	$(0.37)	$(0.22)	$(0.45)
Net asset value, end of period (x)	$16.20	$14.29	$13.43	$13.22	$12.41
Total return (%) (r)(s)(x)	14.79	8.55	4.46	8.39	15.81
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.53	1.56	1.55	1.58	1.61
Expenses after expense reductions (f)	1.47	1.50	1.50	1.50	1.49
Net investment income	1.38	1.54	1.64	1.48	1.57
Portfolio turnover	40	30	46	66	75
Net assets at end of period (000 omitted)	$10,528	$8,438	$5,687	$4,738	$5,459

Class R3	Years ended 10/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$14.35	$13.48	$13.27	$12.46	$11.21
Income (loss) from investment operations
Net investment income (d)	$0.24	$0.24	$0.25	$0.21	$0.20
Net realized and unrealized gain (loss) on investments and foreign currency	1.90	0.93	0.36	0.85	1.53
Total from investment operations	$2.14	$1.17	$0.61	$1.06	$1.73
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.30)	$(0.40)	$(0.25)	$(0.38)
From net realized gain on investments	—	—	—	—	(0.10)
Total distributions declared to shareholders	$(0.22)	$(0.30)	$(0.40)	$(0.25)	$(0.48)
Net asset value, end of period (x)	$16.27	$14.35	$13.48	$13.27	$12.46
Total return (%) (r)(s)(x)	15.10	8.84	4.72	8.65	16.10
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.28	1.31	1.30	1.33	1.36
Expenses after expense reductions (f)	1.22	1.25	1.25	1.25	1.24
Net investment income	1.59	1.77	1.87	1.70	1.78
Portfolio turnover	40	30	46	66	75
Net assets at end of period (000 omitted)	$12,423	$9,575	$6,308	$5,223	$4,593

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Years ended 10/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$14.41	$13.52	$13.30	$12.49	$11.24
Income (loss) from investment operations
Net investment income (d)	$0.27	$0.30	$0.29	$0.25	$0.23
Net realized and unrealized gain (loss) on investments and foreign currency	1.91	0.90	0.36	0.85	1.53
Total from investment operations	$2.18	$1.20	$0.65	$1.10	$1.76
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.31)	$(0.43)	$(0.29)	$(0.41)
From net realized gain on investments	—	—	—	—	(0.10)
Total distributions declared to shareholders	$(0.26)	$(0.31)	$(0.43)	$(0.29)	$(0.51)
Net asset value, end of period (x)	$16.33	$14.41	$13.52	$13.30	$12.49
Total return (%) (r)(s)(x)	15.32	9.06	5.04	8.90	16.33
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.04	1.05	1.05	1.08	1.11
Expenses after expense reductions (f)	0.97	1.00	1.00	1.00	0.99
Net investment income	1.77	2.19	2.16	1.98	2.07
Portfolio turnover	40	30	46	66	75
Net assets at end of period (000 omitted)	$7,938	$2,642	$32,383	$26,752	$22,340

Class R5	Years ended 10/31
	2013	2012 (i)
Net asset value, beginning of period	$14.27	$13.29
Income (loss) from investment operations
Net investment income (d)	$0.29	$0.07
Net realized and unrealized gain (loss) on investments and foreign currency	1.89	1.01
Total from investment operations	$2.18	$1.08
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.10)
Net asset value, end of period (x)	$16.18	$14.27
Total return (%) (r)(s)(x)	15.49	8.16	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.94	1.00	(a)
Expenses after expense reductions (f)	0.88	0.94	(a)
Net investment income	1.95	1.24	(a)
Portfolio turnover	40	30
Net assets at end of period (000 omitted)	$61,383	$44,263

See Notes to Financial Statements

Financial Highlights – continued

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class inception, June 1, 2012, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Global Total Return Fund (the fund) is a series of MFS Series Trust VI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In January 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities which is intended to clarify the scope of Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities. Consistent with the effective date for ASU 2011-11, ASU 2013-01 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. Although still evaluating the potential impact of these two ASUs to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Notes to Financial Statements – continued

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The

Notes to Financial Statements – continued

adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts and forward foreign currency exchange contracts.

Notes to Financial Statements – continued

The following is a summary of the levels used as of October 31, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$336,934,254	$—	$—	$336,934,254
Japan	93,063,772	—	—	93,063,772
United Kingdom	76,933,403	11,330,381	—	88,263,784
Switzerland	45,785,105	—	—	45,785,105
Germany	33,658,161	—	—	33,658,161
France	23,149,303	—	—	23,149,303
Netherlands	14,307,235	—	—	14,307,235
Sweden	8,859,037	—	—	8,859,037
Canada	8,071,771	—	—	8,071,771
Other Countries	40,387,226	—	—	40,387,226
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	16,903,421	—	16,903,421
Non-U.S. Sovereign Debt	—	244,498,680	—	244,498,680
U.S. Corporate Bonds	—	59,760,170	—	59,760,170
Residential Mortgage-Backed Securities	—	43,505,715	—	43,505,715
Commercial Mortgage-Backed Securities	—	15,391,608	—	15,391,608
Asset-Backed Securities (including CDOs)	—	65,322	—	65,322
Foreign Bonds	—	64,473,984	—	64,473,984
Mutual Funds	28,296,047	—	—	28,296,047
Total Investments	$709,445,314	$455,929,281	$—	$1,165,374,595

Other Financial Instruments
Futures Contracts	$(116,001)	$—	$—	$(116,001)
Forward Foreign Currency Exchange Contracts	—	241,717	—	241,717

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $11,330,381 would have been considered level 1 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Repurchase Agreements – The fund entered into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a

Notes to Financial Statements – continued

custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were futures contracts and forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2013 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$—	$(116,001)
Foreign Exchange	Forward Foreign Currency Exchange	719,503	(477,786)
Total		$719,503	$(593,787)

(a)	The value of futures contracts outstanding includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2013 as reported in the Statement of Operations:

Risk	Foreign Currency
Foreign Exchange	$(4,008,309)

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended October 31, 2013 as reported in the Statement of Operations:

Risk	Futures Contracts	Translation of Assets and Liabilities in Foreign Currencies
Interest Rate	$(116,001)	$—
Foreign Exchange	—	603,600
Total	$(116,001)	$603,600

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the broker or clearing house for cleared derivatives (i.e., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, uncleared swap agreements, and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash”. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency

Notes to Financial Statements – continued

exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Security Loans – JPMorgan Chase and Co. (“Chase”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency

Notes to Financial Statements – continued

obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in repurchase agreements with approved counterparties. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. On October 31, 2013, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the Portfolio of Investments. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of

Notes to Financial Statements – continued

the security may vary with market fluctuations. TBA purchase commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy disclosure. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended October 31, 2013, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, passive foreign investment companies, wash sale loss deferrals and straddle loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	10/31/13	10/31/12
Ordinary income (including any short-term capital gains) (a)	$12,740,259	$15,795,646

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/13
Cost of investments	$948,683,688
Gross appreciation	227,965,932
Gross depreciation	(11,275,025)
Net unrealized appreciation (depreciation)	$216,690,907
Undistributed ordinary income	6,304,995
Undistributed long-term capital gain	5,028,275
Other temporary differences	(4,756,137)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 10/31/13	Year ended 10/31/12 (i)
Class A	$8,126,701	$10,517,778
Class B	428,412	778,999
Class C	1,428,041	2,425,193
Class I	1,368,635	883,336
Class R1	25,757	44,017
Class R2	109,187	121,842
Class R3	149,861	155,037
Class R4	72,033	739,854
Class R5	1,031,632	129,590
Total	$12,740,259	$15,795,646

(i)	For Class R5, the period is from inception, June 1, 2012, through the stated period end.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.84% of the fund’s average daily net assets.

The investment adviser has agreed in writing to reduce its management fee to 0.75% of average daily net assets in excess of $500 million and 0.70% of average daily net assets in excess of $1.0 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until February 28, 2015. For the year ended October 31, 2013, this management fee

Notes to Financial Statements – continued

reduction amounted to $471,693, which is shown as a reduction of total expenses in the Statement of Operations. Effective April 1, 2013, MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period April 1, 2013 through October 31, 2013, this management fee reduction amounted to $5,345 which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended October 31, 2013 was equivalent to an annual effective rate of 0.79% of the fund’s average daily net assets.

The investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses did not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R5
1.25%	2.00%	2.00%	1.00%	2.00%	1.50%	1.25%	1.00%	0.94%

This written agreement terminated on July 31, 2013. For the period November 1, 2012 through July 31, 2013, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Effective August 1, 2013, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R5
1.20%	1.95%	1.95%	0.95%	1.95%	1.45%	1.20%	0.95%	0.89%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until February 28, 2015. For the period August 1, 2013 through October 31, 2013, this reduction amounted to $144,511 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $492,568 for the year ended October 31, 2013, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$1,418,783
Class B	0.75%	0.25%	1.00%	1.00%	607,095
Class C	0.75%	0.25%	1.00%	1.00%	2,071,563
Class R1	0.75%	0.25%	1.00%	1.00%	34,219
Class R2	0.25%	0.25%	0.50%	0.50%	49,512
Class R3	—	0.25%	0.25%	0.25%	25,812
Total Distribution and Service Fees					$4,206,984

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2013 based on each class’s average daily net assets. Effective January 1, 2013, MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the period January 1, 2013 through October 31, 2013, this rebate amounted to $15,642, $135, $285, and $1 for Class A, Class B, Class C, and Class R1, respectively, and is reflected as a reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2013, were as follows:

Amount
Class A	$4,835
Class B	95,142
Class C	12,237

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended October 31, 2013, the fee was $210,475, which equated to 0.0209% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended October 31, 2013, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $965,377.

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2013 was equivalent to an annual effective rate of 0.0135% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $194 and the Retirement Deferral plan resulted in an expense of $2,885. Both amounts are included in independent Trustees’ compensation for the year ended October 31, 2013. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $35,970 at October 31, 2013, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended October 31, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $6,416 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $2,552, which is shown as a reduction of total expenses in the

Notes to Financial Statements – continued

Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

Purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$94,297,430	$104,826,928
Investments (non-U.S. Government securities)	$444,909,972	$284,373,647

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 10/31/13		Year ended 10/31/12 (i)
	Shares	Amount	Shares	Amount
Shares sold
Class A	11,377,278	$174,246,232	7,234,640	$99,631,725
Class B	592,789	9,310,563	776,413	10,854,842
Class C	3,791,698	59,141,255	2,195,416	30,666,261
Class I	3,102,545	47,101,357	3,286,692	45,643,914
Class R1	67,568	1,018,489	34,261	474,217
Class R2	359,477	5,386,621	338,742	4,677,786
Class R3	186,936	2,854,769	320,651	4,477,784
Class R4	380,396	5,850,910	767,687	10,554,774
Class R5	1,567,146	23,023,585	3,186,890	44,578,612
	21,425,833	$327,933,781	18,141,392	$251,559,915

Shares issued to shareholders in reinvestment of distributions
Class A	501,766	$7,424,684	694,754	$9,283,499
Class B	24,152	357,818	47,374	639,046
Class C	69,254	1,014,909	126,783	1,692,066
Class I	65,855	970,730	42,237	566,079
Class R1	1,764	25,757	3,312	44,017
Class R2	4,000	58,589	6,732	89,062
Class R3	10,155	149,861	11,639	155,037
Class R4	4,397	65,745	55,776	739,854
Class R5	70,153	1,031,632	9,008	129,590
	751,496	$11,099,725	997,615	$13,338,250

Notes to Financial Statements – continued

	Year ended 10/31/13		Year ended 10/31/12 (i)
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(6,992,791)	$(106,295,273)	(7,826,734)	$(108,402,993)
Class B	(795,396)	(12,377,878)	(870,351)	(12,225,397)
Class C	(1,801,269)	(27,650,238)	(2,028,882)	(28,382,266)
Class I	(1,243,985)	(18,888,682)	(561,740)	(7,723,659)
Class R1	(64,991)	(987,619)	(51,621)	(713,329)
Class R2	(304,092)	(4,575,695)	(178,498)	(2,461,329)
Class R3	(100,605)	(1,504,359)	(132,930)	(1,824,004)
Class R4	(82,092)	(1,259,260)	(3,035,654)	(42,784,940)
Class R5	(944,730)	(14,147,640)	(93,727)	(1,339,759)
	(12,329,951)	$(187,686,644)	(14,780,137)	$(205,857,676)

Net change
Class A	4,886,253	$75,375,643	102,660	$512,231
Class B	(178,455)	(2,709,497)	(46,564)	(731,509)
Class C	2,059,683	32,505,926	293,317	3,976,061
Class I	1,924,415	29,183,405	2,767,189	38,486,334
Class R1	4,341	56,627	(14,048)	(195,095)
Class R2	59,385	869,515	166,976	2,305,519
Class R3	96,486	1,500,271	199,360	2,808,817
Class R4	302,701	4,657,395	(2,212,191)	(31,490,312)
Class R5	692,569	9,907,577	3,102,171	43,368,443
	9,847,378	$151,346,862	4,358,870	$59,040,489

(i)	For Class R5, the period is from inception, June 1, 2012, through the stated period end.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended October 31, 2013, the fund’s commitment fee and interest expense were $4,907 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

Notes to Financial Statements – continued

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	35,628,764	260,280,147	(267,612,864)	28,296,047

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$42,058	$28,296,047

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust VI and Shareholders of MFS Global Total Return Fund:

We have audited the accompanying statement of assets and liabilities of MFS Global Total Return Fund (the Fund) (one of the portfolios comprising MFS Series Trust VI), including the portfolio of investments, as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Total Return Fund at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 19, 2013

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of December 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Michael Hegarty (age 68)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A
J. Dale Sherratt (age 75)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until 2008)	N/A
Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (until 2008)	N/A
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank One Chase Manhattan Plaza New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
Nevin Chitkara
Pilar Gomez-Bravo
Steven Gorham
Richard Hawkins
Robert Persons
Benjamin Stone
Erik Weisman
Barnaby Wiener

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2013 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2012 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2012, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 4th quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2012 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed continued concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by

Board Review of Investment Advisory Agreement – continued

Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund and has agreed to further reduce such expense limitation, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that MFS has agreed in writing to reduce its advisory fee on the Fund’s average daily net assets over $500 million and $1 billion, which may not be changed without the Trustees’ approval. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the existing breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life

Board Review of Investment Advisory Agreement – continued

Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2013.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2013 income tax forms in January 2014. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

The fund designates $135,003 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 49.04% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

October 31, 2013

MFS® UTILITIES FUND

MMU-ANN

MFS® UTILITIES FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

The global economy is trending toward growth again despite risks created by the U.S. government’s gridlock. The eurozone has emerged from its 18-month-long recession.

However, unemployment in the region persists at historically high levels. The U.K. economy is on the rebound. China’s economic gauges are improving and point toward expansion. And Japan’s aggressive program of monetary easing is showing signs of success.

The U.S. Federal Reserve’s expected tapering of its bond-buying stimulus program — telegraphed in the spring and delayed in September — has weighed on global markets. Emerging markets have borne much of the brunt, with currency values dropping and nervous investors seeking safety elsewhere. The greatest threat to global economic recovery now appears to be related to the U.S. government’s impasse. While the tensions surrounding the 16-day government shutdown and potential U.S. debt default have dissipated, another round of potential gridlock lies ahead early in 2014, with the next U.S. budget and debt ceiling deadlines.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process employs integrated, global research and active risk management. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We are mindful of the many economic challenges investors face, and believe it is more important than ever to maintain a long-term view and employ time-tested principles, such as asset allocation and diversification. We remain confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

December 16, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
Comcast Corp., “Special A”	4.1%
Energias de Portugal S.A.	3.0%
Kinder Morgan, Inc.	2.9%
NextEra Energy, Inc.	2.6%
Calpine Corp.	2.5%
CMS Energy Corp.	2.4%
NRG Corp.	2.4%
AES Corp.	2.1%
ONEOK, Inc.	2.0%
Public Service Enterprise Group, Inc.	1.8%

Top five industries (i)
Utilities-Electric Power	45.2%
Natural Gas-Distribution	10.1%
Natural Gas-Pipeline	10.1%
Cable TV	9.2%
Telecommunications-Wireless	8.8%

Issuer country weightings (i)(x)
United States	69.0%
Portugal	5.0%
Brazil	4.9%
Spain	3.1%
United Kingdom	2.5%
Russia	1.8%
Italy	1.8%
Canada	1.7%
Israel	1.5%
Other Countries	8.7%

(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. The bond component will include any accrued interest amounts.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Percentages are based on net assets as of 10/31/13.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended October 31, 2013, Class A shares of the MFS Utilities Fund (“fund”) provided a total return of 20.53%, at net asset value. This compares with a return of 27.18% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index, and a return of 9.51% for the fund’s other benchmark, the Standard & Poor’s 500 Utilities Index.

Market Environment

At the beginning of the period, year-end fiscal cliff negotiations between the Republicans in the US Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline. A last minute political agreement averted the worst-case scenario and markets gravitated towards risk assets again, though the implementation of the US budget sequester, combined with concerns surrounding the Italian election results, was a source of uncertainty which lingered throughout the first half of the period.

The more dominant features of the first few months of 2013 included a marked improvement in market sentiment as global macroeconomic indicators improved, monetary easing by the Bank of Japan accelerated and fears of fiscal austerity in the US waned. In the middle of the period, concerns that the US Federal Reserve (Fed) would begin tapering its quantitative easing (QE) program caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall.

Toward the end of the period, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014.

Detractors from Performance

Relative to the Standard & Poor’s 500 Utilities Index, underweight positions in the common stocks and convertible preferred shares of electric companies Dominion Resources and NextEra Energy negatively impacted results as these shares delivered positive performance during the period. Additionally, underweight positions in shares of diversified energy companies Sempra Energy and DTE Energy, and electric power and gas distribution company Duke Energy detracted from returns. Holdings of cellular telecommunications services provider XL Axiata Tbk (b) (Indonesia), electric and heat company CEZ (b) (Czech Republic), telecommunications company Telecom Italia (b) (Italy), energy company Aksa Enerji Uretim (b) (Turkey) and public water supply and sanitary sewage services company Companhia de Saneamento de Minas Gerais (b) (Brazil) further weighed on relative results as all five stocks lagged the benchmark during the

3

Management Review – continued

reporting period. Shares of XL Axiata Tbk declined as the company reported decreased earnings because of price competition and higher capital expenditures. Management’s decision to reduce future guidance and concerns that competition in the mobile internet business would increase, and negatively impact the company’s profitability, also hurt.

Contributors to Performance

Stock selection in the electric power industry was a contributor to performance relative to the Standard & Poor’s 500 Utilities Index. The timing of the fund’s ownership in shares of utility services company Exelon (h) and electric company Southern Co. (h), and holdings of electric company EDP-Energias de Portugal (b)(h) (Portugal), aided relative returns. Shares of EDP Energias de Portugal rose as the company released results that beat consensus estimates. Additionally, management’s announcement of the securitization of receivables in Portugal and Spain was a positive for results. An underweight position in diversified energy company FirstEnergy (h), and not holding shares of integrated energy company Entergy, further supported relative returns.

The fund’s out of benchmark exposure to the cable TV, energy – independent and wireless communications industries also benefited relative performance as all three industries turned in strong performance for the reporting period. Within the cable TV industry, holdings of media, entertainment and communications services provider Virgin Media (b)(h) and cable provider Comcast (b) bolstered relative returns. Within the energy – independent industry, holdings of integrated energy company EQT (b) and oil and natural gas company Energen (b) contributed to relative performance. There were no individual securities within the wireless communications industry that were among the fund’s top relative contributors during the reporting period.

Elsewhere, holdings of telecommunication services company Bezeq Israel Telecom (b) (Israel) helped relative results.

Respectfully,

Maura Shaughnessy

Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

Note to Shareholders: Robert Persons is no longer a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 10/31/13

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

5

Performance Summary – continued

Total Returns through 10/31/13

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	2/14/92	20.53%	16.51%	14.22%	N/A
B	9/07/93	19.60%	15.63%	13.37%	N/A
C	1/03/94	19.61%	15.63%	13.38%	N/A
I	1/02/97	20.82%	16.79%	14.52%	N/A
R1	4/01/05	19.57%	15.63%	N/A	11.09%
R2	10/31/03	20.22%	16.21%	13.84%	N/A
R3	4/01/05	20.54%	16.51%	N/A	11.90%
R4	4/01/05	20.82%	16.79%	N/A	12.21%
R5	6/01/12	20.95%	N/A	N/A	24.71%
Comparative benchmarks
Standard & Poor’s 500 Stock Index (f)		27.18%	15.17%	7.46%	N/A
Standard & Poor’s 500 Utilities Index (f)		9.51%	10.58%	10.06%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		13.60%	15.14%	13.55%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		15.60%	15.41%	13.37%	N/A
C With CDSC (1% for 12 months) (v)		18.61%	15.63%	13.38%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definitions

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Standard & Poor’s 500 Utilities Index – a market capitalization-weighted index designed to measure the utilities sector, including those companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power.

It is not possible to invest directly in an index.

6

Performance Summary – continued

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

May 1, 2013 through October 31, 2013

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2013 through October 31, 2013.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/13	Ending Account Value 10/31/13	Expenses Paid During Period (p) 5/01/13-10/31/13
A	Actual	1.01%	$1,000.00	$1,042.74	$5.20
	Hypothetical (h)	1.01%	$1,000.00	$1,020.11	$5.14
B	Actual	1.77%	$1,000.00	$1,038.50	$9.09
	Hypothetical (h)	1.77%	$1,000.00	$1,016.28	$9.00
C	Actual	1.77%	$1,000.00	$1,038.52	$9.09
	Hypothetical (h)	1.77%	$1,000.00	$1,016.28	$9.00
I	Actual	0.77%	$1,000.00	$1,043.91	$3.97
	Hypothetical (h)	0.77%	$1,000.00	$1,021.32	$3.92
R1	Actual	1.77%	$1,000.00	$1,038.56	$9.09
	Hypothetical (h)	1.77%	$1,000.00	$1,016.28	$9.00
R2	Actual	1.27%	$1,000.00	$1,041.02	$6.53
	Hypothetical (h)	1.27%	$1,000.00	$1,018.80	$6.46
R3	Actual	1.02%	$1,000.00	$1,042.75	$5.25
	Hypothetical (h)	1.02%	$1,000.00	$1,020.06	$5.19
R4	Actual	0.77%	$1,000.00	$1,044.01	$3.97
	Hypothetical (h)	0.77%	$1,000.00	$1,021.32	$3.92
R5	Actual	0.65%	$1,000.00	$1,044.53	$3.35
	Hypothetical (h)	0.65%	$1,000.00	$1,021.93	$3.31

(h)	5% class return per year before expenses.
(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

9

PORTFOLIO OF INVESTMENTS

10/31/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 92.9%
Issuer	Shares/Par	Value ($)
Broadcasting - 0.2%
SIRIUS XM Radio, Inc.	695,980	$2,623,845
Twenty-First Century Fox, Inc.	254,230	8,664,158

		$11,288,003
Cable TV - 9.2%
Astro Malaysia Holdings Berhad	29,810,300	$27,396,134
Comcast Corp., “Special A”	4,845,037	224,325,213
Liberty Global PLC, “A” (a)	773,481	60,617,692
Liberty Global PLC, “C” (a)	591,951	44,313,452
Time Warner Cable, Inc.	815,280	97,955,892
Ziggo N.V.	1,043,615	44,783,282

		$499,391,665
Energy - Independent - 5.3%
Anadarko Petroleum Corp.	247,183	$23,554,068
Antero Resources Corp. (a)	527,940	29,823,331
Energen Corp.	704,999	55,215,522
EQT Corp.	1,145,394	98,057,180
Noble Energy, Inc.	524,059	39,267,741
QEP Resources, Inc.	1,208,393	39,949,473
Western Gas Equity Partners LP	40,470	1,526,124

		$287,393,439
Natural Gas - Distribution - 10.1%
AGL Energy Ltd.	1,146,880	$16,953,346
AGL Resources, Inc.	514,830	24,639,764
China Resources Gas Group Ltd.	10,632,000	27,495,370
Gas Natural SDG S.A.	1,707,940	40,280,257
GDF Suez	2,611,376	65,026,226
Infraestructura Energetica Nova S.A.B. de C.V.	2,288,500	9,029,641
NiSource, Inc.	924,321	29,134,598
ONEOK, Inc.	1,898,078	107,241,407
Questar Corp.	529,650	12,531,519
Sempra Energy	1,039,254	94,717,610
Snam S.p.A.	12,046,560	62,088,199
Spectra Energy Corp.	1,672,737	59,499,255

		$548,637,192
Natural Gas - Pipeline - 10.1%
APA Group	1,224,130	$7,011,338
Cheniere Energy, Inc. (a)	546,543	21,752,411

10

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Natural Gas - Pipeline - continued
Enagas S.A.	3,050,326	$81,547,712
Enbridge, Inc.	1,221,359	52,947,228
Energy Transfer Equity LP	23,950	1,618,781
Kinder Morgan, Inc.	4,441,878	156,842,712
ONEOK Partners LP	553,210	29,746,102
Plains GP Holdings LP (a)	121,800	2,714,922
SemGroup Corp., “A”	26,790	1,617,848
TransCanada Corp.	742,100	33,444,856
Williams Cos., Inc.	2,423,699	86,550,291
Williams Partners LP	1,321,502	67,951,633

		$543,745,834
Oil Services - 1.1%
Ensco PLC, “A”	522,298	$30,110,480
Noble Corp.	722,020	27,220,154

		$57,330,634
Telecommunications - Wireless - 7.9%
American Tower Corp., REIT	1,164,383	$92,393,791
Cellcom Israel Ltd. (a)	1,845,573	21,224,090
KDDI Corp.	50,700	2,737,893
MegaFon OJSC	411,813	14,948,812
Mobile TeleSystems OJSC	614,140	6,464,884
Mobile TeleSystems OJSC, ADR	3,140,543	71,604,380
SBA Communications Corp. (a)	402,725	35,226,356
T-Mobile U.S., Inc.	39,360	1,091,453
Tele2 AB, “B”	3,463,380	41,795,405
TIM Participacoes S.A., ADR	1,064,300	27,054,506
Turkcell Iletisim Hizmetleri AS (a)	6,357,075	39,487,905
Vodafone Group PLC	19,505,012	71,885,750

		$425,915,225
Telephone Services - 6.9%
Bezeq - The Israel Telecommunication Corp. Ltd.	34,432,454	$59,964,467
CenturyLink, Inc.	1,311,479	44,406,679
Frontier Communications Corp.	1,676,590	7,393,762
Oi S.A, IPS	3,792,600	6,365,582
Portugal Telecom, SGPS, S.A.	3,841,470	17,342,388
PT XL Axiata Tbk	33,690,000	13,374,385
TDC A.S.	6,001,666	54,190,622
Telecom Italia S.p.A.	29,127,762	22,760,000
Telefonica Brasil S.A., ADR	1,252,683	27,784,509
TELUS Corp.	78,770	2,751,454
Verizon Communications, Inc.	1,104,415	55,784,002

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Telephone Services - continued
Windstream Holdings, Inc.	7,122,537	$60,897,691

		$373,015,541
Utilities - Electric Power - 41.7%
AES Corp.	8,095,173	$114,060,988
Aksa Enerji Uretim A.S. (a)	14,618,350	22,334,862
Alliant Energy Corp.	633,670	33,090,247
Ameren Corp.	297,950	10,779,831
American Electric Power Co., Inc.	1,817,242	85,119,615
Calpine Corp. (a)	6,832,086	137,803,175
Canadian Utilities Ltd., “A”	75,350	2,768,579
CenterPoint Energy, Inc.	2,621,306	64,484,128
CEZ A.S.	691,253	19,897,145
Cheung Kong Infrastructure Holdings Ltd.	5,187,000	36,094,241
China Longyuan Electric Power Group Corp.	17,396,000	19,992,050
CLP Holdings Ltd.	2,301,000	18,519,592
CMS Energy Corp.	4,821,828	132,407,397
Companhia Energetica de Minas Gerais, IPS	6,794,004	60,443,041
Companhia Paranaense de Energia, ADR	1,201,878	16,682,067
Companhia Paranaense de Energia, IPS	2,444,200	34,084,817
Covanta Holding Corp.	898,480	15,426,902
Dominion Resources, Inc.	1,422,890	90,709,238
DTE Energy Co.	199,310	13,780,293
Duke Energy Corp.	1,013,457	72,695,271
Dynegy, Inc. (a)	305,155	5,929,162
E.ON Russia JSC	55,428,817	4,303,549
Edison International	1,935,155	94,880,650
EDP Renovaveis S.A.	16,706,257	92,069,973
Enel Green Power S.p.A.	1,138,287	2,769,552
Energias de Portugal S.A.	44,284,986	163,066,971
Energias do Brasil S.A.	9,123,600	52,130,203
Great Plains Energy, Inc.	1,122,853	26,319,674
ITC Holdings Corp.	244,992	24,643,745
Light S.A.	2,497,300	22,005,491
National Grid PLC	1,299,520	16,346,237
NextEra Energy, Inc.	1,662,246	140,875,349
Northeast Utilities	1,465,377	62,850,020
NRG Energy, Inc.	4,577,255	130,589,085
OGE Energy Corp.	2,123,820	78,368,958
PG&E Corp.	386,835	16,189,045
Pinnacle West Capital Corp.	631,770	35,398,073
Portland General Electric Co.	2,085,724	59,860,279
PPL Corp.	1,066,312	32,661,137

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Utilities - Electric Power - continued
Public Service Enterprise Group, Inc.	2,977,815	$99,756,803
Red Electrica de Espana	726,521	45,287,179
SSE PLC	1,872,798	42,520,275
Xcel Energy, Inc.	280,100	8,083,686

		$2,258,078,575
Utilities - Water - 0.4%
Aguas Andinas S.A., “A”	4,656,851	$3,154,568
Companhia de Saneamento de Minas Gerais	1,058,400	17,093,524

		$20,248,092
Total Common Stocks (Identified Cost, $4,068,699,424)		$5,025,044,200

Bonds - 0.3%
Asset-Backed & Securitized - 0.0%
Falcon Franchise Loan LLC, FRN, 8.73%, 2023 (i)(z)	$471,978	$49,558

Utilities - Electric Power - 0.3%
Enel S.p.A., 8.75%, 2073 (n)	$6,906,000	$7,481,270
Viridian Group FundCo II, Ltd., 11.125%, 2017 (z)	5,999,000	6,598,900

		$14,080,170
Total Bonds (Identified Cost, $12,716,598)		$14,129,728

Convertible Preferred Stocks - 3.2%
Utilities - Electric Power - 3.2%
Dominion Resources, Inc., “A”, 6.125%	546,230	$29,589,279
Dominion Resources, Inc., “B”, 6%	547,140	29,671,402
NextEra Energy, Inc., 5.889% (a)	713,130	40,405,946
PPL Corp., 8.75%	1,426,176	75,302,093
Total Convertible Preferred Stocks (Identified Cost, $166,174,109)		$174,968,720

Convertible Bonds - 0.8%
Broadcasting - 0.0%
XM Satellite Radio, Inc., 7%, 2014 (z)	$1,193,000	$2,504,554

Telecommunications - Wireless - 0.8%
SBA Communications Corp., 4%, 2014	$14,450,000	$41,616,000
Total Convertible Bonds (Identified Cost, $23,792,627)		$44,120,554

13

Portfolio of Investments – continued

Preferred Stocks - 0.2%
Issuer			Shares/Par	Value ($)
Telecommunications - Wireless - 0.2%
Crown Castle International Corp., “A”, 4.5% (Identified Cost, $9,642,000) (a)			96,420	$9,868,587

	Strike Price	First Exercise

Warrants - 0.0%
Natural Gas - Pipeline - 0.0%
Kinder Morgan, Inc. (1 share for 1 warrant) (Identified Cost, $1,402,059) (a)	$40	2/15/12	277,917	$1,189,485

Money Market Funds - 2.2%
MFS Institutional Money Market Portfolio, 0.1%, at Cost and Net Asset Value (v)			115,909,948	$115,909,948
Total Investments (Identified Cost, $4,398,336,765)				$5,385,231,222

Other Assets, Less Liabilities - 0.4%				23,163,164
Net Assets - 100.0%				$5,408,394,386

(a)	Non-income producing security.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $7,481,270, representing 0.1% of net assets.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Falcon Franchise Loan LLC, FRN, 8.73%, 2023	1/18/02	$12,598	$49,558
Viridian Group FundCo II, Ltd., 11.125%, 2017	3/01/12	5,854,350	6,598,900
XM Satellite Radio, Inc., 7%, 2014	10/21/13	2,724,637	2,504,554
Total Restricted Securities			$9,153,012
% of Net assets			0.2%

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

14

Portfolio of Investments – continued

IPS	International Preference Stock
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro
GBP	British Pound

Derivative Contracts at 10/31/13

Forward Foreign Currency Exchange Contracts at 10/31/13

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
BUY	EUR	Barclays Bank PLC	2,828,427	1/14/14-1/17/14	$3,823,800	$3,840,712	$16,912
BUY	EUR	Merrill Lynch International	1,334,808	1/14/14	1,808,308	1,812,524	4,216
SELL	EUR	Credit Suisse Group	504,598	1/17/14	690,147	685,192	4,955
SELL	EUR	JP Morgan Chase Bank N.A.	1,606,098	1/17/14	2,214,321	2,180,917	33,404
SELL	EUR	UBS AG	3,671,357	1/17/14	5,062,435	4,985,328	77,107
BUY	GBP	Barclays Bank PLC	7,250,000	12/18/13	11,550,990	11,620,706	69,716
SELL	GBP	CITIBANK N.A.	3,144,733	1/17/14	5,104,681	5,039,339	65,342

							$271,652

Liability Derivatives
BUY	EUR	Deutsche Bank AG	313,069	1/17/14	$432,158	$425,115	$(7,043)
BUY	EUR	JP Morgan Chase Bank N.A.	1,415,376	1/17/14	1,951,836	1,921,936	(29,900)
BUY	EUR	Merrill Lynch International	5,125,050	1/14/14	6,959,398	6,959,258	(140)
BUY	EUR	UBS AG	2,347,639	1/17/14	3,208,533	3,187,854	(20,679)
SELL	EUR	Barclays Bank PLC	75,326,407	12/18/13	100,778,447	102,282,087	(1,503,640)
SELL	EUR	Deutsche Bank AG	75,991,800	1/14/14-1/17/14	102,562,236	103,189,069	(626,833)
SELL	EUR	JP Morgan Chase Bank N.A.	73,408,034	1/17/14	99,080,879	99,680,597	(599,718)
SELL	EUR	UBS AG	75,326,407	12/18/13	100,770,161	102,282,087	(1,511,926)
SELL	GBP	Credit Suisse Group	26,198,041	1/17/14	41,832,114	41,981,565	(149,451)
SELL	GBP	Merrill Lynch International	26,198,041	1/17/14	41,860,801	41,981,565	(120,764)

							$(4,570,094)

At October 31, 2013, the fund had cash collateral of $6,764,000 to cover any commitments for certain derivative contracts. Cash collateral is comprised of “Restricted cash” in the Statement of Assets and Liabilities.

See Notes to Financial Statements

15

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/13

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $4,282,426,817)	$5,269,321,274
Underlying affiliated funds, at cost and value	115,909,948
Total investments, at value (identified cost, $4,398,336,765)	$5,385,231,222
Restricted cash	6,764,000
Receivables for
Forward foreign currency exchange contracts	271,652
Investments sold	21,178,034
Fund shares sold	10,957,304
Interest and dividends	13,980,281
Total assets	$5,438,382,493
Liabilities
Payables for
Distributions	$1,461,504
Forward foreign currency exchange contracts	4,570,094
Investments purchased	12,737,332
Fund shares reacquired	7,240,228
Payable to affiliates
Investment adviser	175,113
Shareholder servicing costs	3,257,187
Distribution and service fees	118,122
Payable for independent Trustees’ compensation	52,507
Accrued expenses and other liabilities	376,020
Total liabilities	$29,988,107
Net assets	$5,408,394,386
Net assets consist of
Paid-in capital	$4,217,010,744
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	982,337,872
Accumulated net realized gain (loss) on investments and foreign currency	201,450,902
Undistributed net investment income	7,594,868
Net assets	$5,408,394,386
Shares of beneficial interest outstanding	248,282,264

16

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$3,242,883,704	148,779,173	$21.80
Class B	305,988,227	14,092,174	21.71
Class C	917,978,224	42,275,160	21.71
Class I	566,373,917	25,910,483	21.86
Class R1	12,040,704	555,273	21.68
Class R2	116,355,176	5,349,234	21.75
Class R3	135,709,793	6,228,501	21.79
Class R4	108,572,295	4,978,246	21.81
Class R5	2,492,346	114,020	21.86

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $23.13 [100 / 94.25 x $21.80]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/13

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$202,413,925
Interest	5,329,734
Dividends from underlying affiliated funds	204,401
Foreign taxes withheld	(10,138,692)
Total investment income	$197,809,368
Expenses
Management fee	$28,969,610
Distribution and service fees	19,613,399
Shareholder servicing costs	6,770,689
Administrative services fee	506,158
Independent Trustees’ compensation	62,713
Custodian fee	754,055
Shareholder communications	283,559
Audit and tax fees	68,343
Legal fees	49,660
Miscellaneous	384,213
Total expenses	$57,462,399
Fees paid indirectly	(5,162)
Reduction of expenses by investment adviser and distributor	(55,070)
Net expenses	$57,402,167
Net investment income	$140,407,201
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$332,051,485
Foreign currency	(15,380,664)
Net realized gain (loss) on investments and foreign currency	$316,670,821
Change in unrealized appreciation (depreciation)
Investments (net of $1,383,577 decrease in deferred country tax)	$473,509,169
Translation of assets and liabilities in foreign currencies	339,814
Net unrealized gain (loss) on investments and foreign currency translation	$473,848,983
Net realized and unrealized gain (loss) on investments and foreign currency	$790,519,804
Change in net assets from operations	$930,927,005

See Notes to Financial Statements

18

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 10/31
	2013	2012
Change in net assets
From operations
Net investment income	$140,407,201	$120,113,830
Net realized gain (loss) on investments and foreign currency	316,670,821	359,480,295
Net unrealized gain (loss) on investments and foreign currency translation	473,848,983	30,263,120
Change in net assets from operations	$930,927,005	$509,857,245
Distributions declared to shareholders
From net investment income	$(133,999,706)	$(127,793,712)
From net realized gain on investments	(3,193,095)	—
Total distributions declared to shareholders	$(137,192,801)	$(127,793,712)
Change in net assets from fund share transactions	$(119,907,834)	$397,900,256
Total change in net assets	$673,826,370	$779,963,789
Net assets
At beginning of period	4,734,568,016	3,954,604,227
At end of period (including undistributed net investment income of $7,594,868 and $7,848,065, respectively)	$5,408,394,386	$4,734,568,016

See Notes to Financial Statements

19

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 10/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$18.61	$17.11	$16.01	$13.79	$12.04
Income (loss) from investment operations
Net investment income (d)	$0.60	$0.51	$0.61	$0.47	$0.54
Net realized and unrealized gain (loss) on investments and foreign currency	3.17	1.53	1.02	2.26	1.75
Total from investment operations	$3.77	$2.04	$1.63	$2.73	$2.29
Less distributions declared to shareholders
From net investment income	$(0.57)	$(0.54)	$(0.53)	$(0.51)	$(0.47)
From net realized gain on investments	(0.01)	—	—	—	(0.07)
Total distributions declared to shareholders	$(0.58)	$(0.54)	$(0.53)	$(0.51)	$(0.54)
Net asset value, end of period (x)	$21.80	$18.61	$17.11	$16.01	$13.79
Total return (%) (r)(s)(t)(x)	20.59	12.17	10.26	20.17	19.78
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.01	1.02	1.04	1.07	1.10
Expenses after expense reductions (f)	1.01	1.02	1.04	1.07	1.10
Net investment income	2.97	2.90	3.62	3.20	4.44
Portfolio turnover	54	46	51	54	71
Net assets at end of period (000 omitted)	$3,242,884	$2,699,649	$2,343,368	$1,947,269	$1,766,611

See Notes to Financial Statements

20

Financial Highlights – continued

Class B	Years ended 10/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$18.55	$17.05	$15.95	$13.75	$12.00
Income (loss) from investment operations
Net investment income (d)	$0.44	$0.37	$0.49	$0.36	$0.47
Net realized and unrealized gain (loss) on investments and foreign currency	3.15	1.54	1.01	2.24	1.73
Total from investment operations	$3.59	$1.91	$1.50	$2.60	$2.20
Less distributions declared to shareholders
From net investment income	$(0.42)	$(0.41)	$(0.40)	$(0.40)	$(0.38)
From net realized gain on investments	(0.01)	—	—	—	(0.07)
Total distributions declared to shareholders	$(0.43)	$(0.41)	$(0.40)	$(0.40)	$(0.45)
Net asset value, end of period (x)	$21.71	$18.55	$17.05	$15.95	$13.75
Total return (%) (r)(s)(t)(x)	19.60	11.39	9.47	19.18	18.94
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.76	1.77	1.79	1.82	1.85
Expenses after expense reductions (f)	1.76	1.77	1.79	1.82	1.85
Net investment income	2.21	2.14	2.88	2.45	3.86
Portfolio turnover	54	46	51	54	71
Net assets at end of period (000 omitted)	$305,988	$265,748	$233,107	$209,277	$196,483

Class C	Years ended 10/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$18.55	$17.05	$15.96	$13.75	$12.01
Income (loss) from investment operations
Net investment income (d)	$0.44	$0.38	$0.48	$0.36	$0.45
Net realized and unrealized gain (loss) on investments and foreign currency	3.15	1.53	1.01	2.25	1.74
Total from investment operations	$3.59	$1.91	$1.49	$2.61	$2.19
Less distributions declared to shareholders
From net investment income	$(0.42)	$(0.41)	$(0.40)	$(0.40)	$(0.38)
From net realized gain on investments	(0.01)	—	—	—	(0.07)
Total distributions declared to shareholders	$(0.43)	$(0.41)	$(0.40)	$(0.40)	$(0.45)
Net asset value, end of period (x)	$21.71	$18.55	$17.05	$15.96	$13.75
Total return (%) (r)(s)(t)(x)	19.61	11.40	9.41	19.27	18.86
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.76	1.77	1.79	1.82	1.85
Expenses after expense reductions (f)	1.76	1.77	1.79	1.82	1.85
Net investment income	2.21	2.15	2.86	2.44	3.67
Portfolio turnover	54	46	51	54	71
Net assets at end of period (000 omitted)	$917,978	$739,959	$608,042	$459,807	$299,351

See Notes to Financial Statements

21

Financial Highlights – continued

Class I	Years ended 10/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$18.67	$17.15	$16.05	$13.82	$12.07
Income (loss) from investment operations
Net investment income (d)	$0.65	$0.57	$0.66	$0.50	$0.46
Net realized and unrealized gain (loss) on investments and foreign currency	3.17	1.53	1.01	2.27	1.86
Total from investment operations	$3.82	$2.10	$1.67	$2.77	$2.32
Less distributions declared to shareholders
From net investment income	$(0.62)	$(0.58)	$(0.57)	$(0.54)	$(0.50)
From net realized gain on investments	(0.01)	—	—	—	(0.07)
Total distributions declared to shareholders	$(0.63)	$(0.58)	$(0.57)	$(0.54)	$(0.57)
Net asset value, end of period (x)	$21.86	$18.67	$17.15	$16.05	$13.82
Total return (%) (r)(s)(x)	20.82	12.54	10.50	20.50	20.03
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.76	0.77	0.79	0.82	0.82
Expenses after expense reductions (f)	0.76	0.77	0.79	0.82	0.82
Net investment income	3.21	3.22	3.88	3.37	3.60
Portfolio turnover	54	46	51	54	71
Net assets at end of period (000 omitted)	$566,374	$462,849	$286,562	$155,487	$39,175

Class R1	Years ended 10/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$18.52	$17.03	$15.94	$13.73	$11.99
Income (loss) from investment operations
Net investment income (d)	$0.44	$0.37	$0.48	$0.36	$0.44
Net realized and unrealized gain (loss) on investments and foreign currency	3.15	1.53	1.01	2.25	1.75
Total from investment operations	$3.59	$1.90	$1.49	$2.61	$2.19
Less distributions declared to shareholders
From net investment income	$(0.42)	$(0.41)	$(0.40)	$(0.40)	$(0.38)
From net realized gain on investments	(0.01)	—	—	—	(0.07)
Total distributions declared to shareholders	$(0.43)	$(0.41)	$(0.40)	$(0.40)	$(0.45)
Net asset value, end of period (x)	$21.68	$18.52	$17.03	$15.94	$13.73
Total return (%) (r)(s)(x)	19.63	11.35	9.42	19.28	18.90
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.76	1.77	1.79	1.82	1.84
Expenses after expense reductions (f)	1.76	1.77	1.79	1.82	1.84
Net investment income	2.22	2.15	2.83	2.46	3.61
Portfolio turnover	54	46	51	54	71
Net assets at end of period (000 omitted)	$12,041	$12,092	$11,686	$10,157	$9,674

See Notes to Financial Statements

22

Financial Highlights – continued

Class R2	Years ended 10/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$18.58	$17.07	$15.98	$13.77	$12.02
Income (loss) from investment operations
Net investment income (d)	$0.54	$0.46	$0.57	$0.43	$0.50
Net realized and unrealized gain (loss) on investments and foreign currency	3.16	1.55	1.01	2.25	1.76
Total from investment operations	$3.70	$2.01	$1.58	$2.68	$2.26
Less distributions declared to shareholders
From net investment income	$(0.52)	$(0.50)	$(0.49)	$(0.47)	$(0.44)
From net realized gain on investments	(0.01)	—	—	—	(0.07)
Total distributions declared to shareholders	$(0.53)	$(0.50)	$(0.49)	$(0.47)	$(0.51)
Net asset value, end of period (x)	$21.75	$18.58	$17.07	$15.98	$13.77
Total return (%) (r)(s)(x)	20.22	11.99	9.94	19.83	19.52
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.26	1.27	1.29	1.32	1.34
Expenses after expense reductions (f)	1.26	1.27	1.29	1.32	1.34
Net investment income	2.71	2.65	3.37	2.93	4.12
Portfolio turnover	54	46	51	54	71
Net assets at end of period (000 omitted)	$116,355	$116,173	$101,994	$79,748	$61,470

Class R3	Years ended 10/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$18.59	$17.09	$15.99	$13.78	$12.03
Income (loss) from investment operations
Net investment income (d)	$0.52	$0.51	$0.61	$0.47	$0.54
Net realized and unrealized gain (loss) on investments and foreign currency	3.25	1.53	1.02	2.25	1.75
Total from investment operations	$3.77	$2.04	$1.63	$2.72	$2.29
Less distributions declared to shareholders
From net investment income	$(0.56)	$(0.54)	$(0.53)	$(0.51)	$(0.47)
From net realized gain on investments	(0.01)	—	—	—	(0.07)
Total distributions declared to shareholders	$(0.57)	$(0.54)	$(0.53)	$(0.51)	$(0.54)
Net asset value, end of period (x)	$21.79	$18.59	$17.09	$15.99	$13.78
Total return (%) (r)(s)(x)	20.61	12.19	10.27	20.12	19.80
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.00	1.02	1.04	1.07	1.10
Expenses after expense reductions (f)	1.00	1.02	1.04	1.07	1.09
Net investment income	2.67	2.90	3.62	3.19	4.40
Portfolio turnover	54	46	51	54	71
Net assets at end of period (000 omitted)	$135,710	$364,245	$324,613	$277,390	$39,450

See Notes to Financial Statements

23

Financial Highlights – continued

Class R4	Years ended 10/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$18.63	$17.12	$16.02	$13.80	$12.05
Income (loss) from investment operations
Net investment income (d)	$0.65	$0.56	$0.64	$0.52	$0.54
Net realized and unrealized gain (loss) on investments and foreign currency	3.16	1.53	1.03	2.24	1.78
Total from investment operations	$3.81	$2.09	$1.67	$2.76	$2.32
Less distributions declared to shareholders
From net investment income	$(0.62)	$(0.58)	$(0.57)	$(0.54)	$(0.50)
From net realized gain on investments	(0.01)	—	—	—	(0.07)
Total distributions declared to shareholders	$(0.63)	$(0.58)	$(0.57)	$(0.54)	$(0.57)
Net asset value, end of period (x)	$21.81	$18.63	$17.12	$16.02	$13.80
Total return (%) (r)(s)(x)	20.82	12.50	10.52	20.45	20.06
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.76	0.77	0.79	0.82	0.84
Expenses after expense reductions (f)	0.76	0.77	0.79	0.82	0.84
Net investment income	3.22	3.17	3.78	3.51	4.38
Portfolio turnover	54	46	51	54	71
Net assets at end of period (000 omitted)	$108,572	$73,570	$45,233	$24,422	$12,760

Class R5	Years ended 10/31
	2013	2012 (i)
Net asset value, beginning of period	$18.67	$16.71
Income (loss) from investment operations
Net investment income (d)	$0.72	$0.22
Net realized and unrealized gain (loss) on investments and foreign currency	3.12	1.96	(g)
Total from investment operations	$3.84	$2.18
Less distributions declared to shareholders
From net investment income	$(0.64)	$(0.22)
From net realized gain on investments	(0.01)	—
Total distributions declared to shareholders	$(0.65)	$(0.22)
Net asset value, end of period (x)	$21.86	$18.67
Total return (%) (r)(s)(x)	20.95	13.11	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.65	0.71	(a)
Expenses after expense reductions (f)	0.65	0.71	(a)
Net investment income	3.48	2.93	(a)
Portfolio turnover	54	46
Net assets at end of period (000 omitted)	$2,492	$283

See Notes to Financial Statements

24

Financial Highlights – continued

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class inception, June 1, 2012, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower. Excluding the effect of the proceeds received from a non-recurring litigation settlement against Enron Corp., the Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, and Class R4 total returns for the year ended October 31, 2009 would have each been lower by approximately 0.62%.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

25

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Utilities Fund (the fund) is a series of MFS Series Trust VI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in securities of issuers in the utility industry. Issuers in a single industry can react similarly to market, economic, political and regulatory conditions and developments. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In January 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities which is intended to clarify the scope of Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities. Consistent with the effective date for ASU 2011-11, ASU 2013-01 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. Although still evaluating the potential impact of these two ASUs to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment

26

Notes to Financial Statements – continued

company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The

27

Notes to Financial Statements – continued

adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of October 31, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$3,549,766,462	$—	$—	$3,549,766,462
Portugal	272,479,332	—	—	272,479,332
Brazil	263,643,739	—	—	263,643,739
Spain	167,115,148	—	—	167,115,148
United Kingdom	58,866,512	71,885,750	—	130,752,262
Russia	86,553,192	10,768,432	—	97,321,624
Canada	91,912,116	—	—	91,912,116
Italy	87,617,751	—	—	87,617,751
Israel	81,188,556	—	—	81,188,556
Other Countries	469,274,002	—	—	469,274,002
U.S. Corporate Bonds	—	44,120,554	—	44,120,554
Commercial Mortgage-Backed Securities	—	49,558	—	49,558
Foreign Bonds	—	14,080,170	—	14,080,170
Mutual Funds	115,909,948	—	—	115,909,948
Total Investments	$5,244,326,758	$140,904,464	$—	$5,385,231,222

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(4,298,442)	$—	$(4,298,442)

28

Notes to Financial Statements – continued

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $71,885,750 would have been considered level 1 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Repurchase Agreements – The fund entered into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

29

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2013 as reported in the Statement of Assets and Liabilities:

		Fair Value
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Foreign Exchange	Forward Foreign Currency Exchange	$271,652	$(4,570,094)

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2013 as reported in the Statement of Operations:

Risk	Foreign Currency
Foreign Exchange	$(14,206,169)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended October 31, 2013 as reported in the Statement of Operations:

Risk	Translation of Assets and Liabilities in Foreign Currencies
Foreign Exchange	$516,763

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the broker or clearing house for cleared derivatives (i.e., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, uncleared swap agreements, and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to

30

Notes to Financial Statements – continued

cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash”. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Security Loans – JPMorgan Chase and Co. (“Chase”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in repurchase agreements with approved counterparties. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the

31

Notes to Financial Statements – continued

fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At October 31, 2013, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended October 31, 2013, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which

32

Notes to Financial Statements – continued

may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals, derivative transactions, treating a portion of the proceeds from redemptions as a distribution for tax purposes, redemptions in-kind and partnership adjustments.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	10/31/13	10/31/12
Ordinary income (including any short-term capital gains)	$133,999,706	$127,793,712
Long-term capital gains	3,193,095	—
Total distributions	$137,192,801	$127,793,712

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/13
Cost of investments	$4,432,394,435
Gross appreciation	1,065,949,544
Gross depreciation	(113,112,757)
Net unrealized appreciation (depreciation)	$952,836,787
Undistributed ordinary income	138,612,864
Undistributed long-term capital gains	109,040,918
Other temporary differences	(9,106,927)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares

33

Notes to Financial Statements – continued

approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 10/31/13	Year ended 10/31/12 (i)	Year ended 10/31/13	Year ended 10/31/12 (i)
Class A	$82,927,278	$77,342,017	$1,865,224	$—
Class B	5,893,682	5,779,215	181,966	—
Class C	17,048,487	15,857,428	516,948	—
Class I	15,358,585	12,568,489	312,936	—
Class R1	243,523	285,104	7,728	—
Class R2	2,911,152	3,126,244	74,515	—
Class R3	6,791,640	10,805,826	178,234	—
Class R4	2,780,051	2,027,105	54,856	—
Class R5	45,308	2,284	688	—
Total	$133,999,706	$127,793,712	$3,193,095	$—

(i)	For Class R5, the period is from inception, June 1, 2012, through the stated period end.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $3 billion of average daily net assets	0.60%
Average daily net assets in excess of $3 billion	0.55%

The management fee incurred for the year ended October 31, 2013 was equivalent to an annual effective rate of 0.58% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $1,514,945 for the year ended October 31, 2013, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

34

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$7,338,138
Class B	0.75%	0.25%	1.00%	1.00%	2,826,895
Class C	0.75%	0.25%	1.00%	1.00%	8,165,856
Class R1	0.75%	0.25%	1.00%	1.00%	116,395
Class R2	0.25%	0.25%	0.50%	0.50%	562,660
Class R3	—	0.25%	0.25%	0.25%	603,455
Total Distribution and Service Fees					$19,613,399

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2013 based on each class’s average daily net assets. Effective January 1, 2013, MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the period January 1, 2013 through October 31, 2013, this rebate amounted to $38,915, $1,221, and $2,089 for Class A, Class B, and Class C respectively, and is reflected as a reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2013, were as follows:

Amount
Class A	$42,379
Class B	358,883
Class C	85,448

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended October 31, 2013, the fee was $860,534, which equated to 0.0172% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended October 31, 2013, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $5,910,155.

35

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2013 was equivalent to an annual effective rate of 0.0101% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $265 and the Retirement Deferral plan resulted in an expense of $5,680. Both amounts are included in independent Trustees’ compensation for the year ended October 31, 2013. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $47,027 at October 31, 2013, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended October 31, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $32,929 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $12,845, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

36

Notes to Financial Statements – continued

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On May 31, 2012, MFS purchased 5,984 shares of Class R5 for an aggregate amount of $100,000. On September 11, 2013, MFS redeemed 6,175 shares of Class R5 for an aggregate amount of $127,823.

(4) Portfolio Securities

Purchases and sales of investments, other than in-kind transactions and short-term obligations, aggregated $2,817,965,539 and $2,615,459,247, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 10/31/13		Year ended 10/31/12 (i)
	Shares	Amount	Shares	Amount
Shares sold
Class A	34,888,637	$701,129,477	42,608,241	$743,045,792
Class B	2,101,282	42,182,911	3,014,186	52,238,081
Class C	9,368,672	188,198,160	9,635,216	166,865,227
Class I	11,481,949	231,275,883	15,323,622	267,753,908
Class R1	194,537	3,919,092	233,955	4,059,972
Class R2	1,259,943	25,254,398	1,999,166	34,721,877
Class R3	2,364,238	47,243,408	3,822,079	66,307,192
Class R4	2,084,641	41,999,518	2,392,794	41,314,262
Class R5	126,256	2,576,702	15,045	266,102
	63,870,155	$1,283,779,549	79,044,304	$1,376,572,413

Shares issued to shareholders in reinvestment of distributions
Class A	3,866,407	$77,197,519	3,850,761	$67,418,972
Class B	264,317	5,231,975	279,425	4,865,182
Class C	678,497	13,458,907	662,935	11,552,129
Class I	521,104	10,454,484	432,493	7,622,439
Class R1	12,723	251,152	16,401	284,812
Class R2	141,807	2,812,537	169,666	2,961,386
Class R3	358,909	6,969,013	618,381	10,805,741
Class R4	133,934	2,687,393	109,277	1,918,714
Class R5	2,234	45,993	125	2,284
	5,979,932	$119,108,973	6,139,464	$107,431,659

37

Notes to Financial Statements – continued

	Year ended 10/31/13		Year ended 10/31/12 (i)
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(35,002,327)	$(697,958,184)	(38,416,945)	$(672,340,216)
Class B	(2,602,174)	(51,881,772)	(2,638,708)	(45,820,077)
Class C	(7,665,645)	(152,500,511)	(6,067,291)	(106,315,894)
Class I	(10,888,155)	(215,750,645)	(7,667,713)	(135,063,786)
Class R1	(304,874)	(6,011,656)	(283,867)	(4,937,329)
Class R2	(2,306,102)	(45,313,765)	(1,888,969)	(33,049,238)
Class R3	(16,084,320)	(328,784,721)	(3,847,062)	(67,909,538)
Class R4	(1,190,207)	(23,987,292)	(1,194,999)	(20,667,508)
Class R5	(29,628)	(607,810)	(12)	(230)
	(76,073,432)	$(1,522,796,356)	(62,005,566)	$(1,086,103,816)

Net change
Class A	3,752,717	$80,368,812	8,042,057	$138,124,548
Class B	(236,575)	(4,466,886)	654,903	11,283,186
Class C	2,381,524	49,156,556	4,230,860	72,101,462
Class I	1,114,898	25,979,722	8,088,402	140,312,561
Class R1	(97,614)	(1,841,412)	(33,511)	(592,545)
Class R2	(904,352)	(17,246,830)	279,863	4,634,025
Class R3	(13,361,173)	(274,572,300)	593,398	9,203,395
Class R4	1,028,368	20,699,619	1,307,072	22,565,468
Class R5	98,862	2,014,885	15,158	268,156
	(6,223,345)	$(119,907,834)	23,178,202	$397,900,256

(i)	For Class R5, the period is from inception, June 1, 2012, through the stated period end.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended October 31, 2013, the fund’s commitment fee and interest expense were $25,202 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

38

Notes to Financial Statements – continued

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	224,110,619	1,216,518,842	(1,324,719,513)	115,909,948

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$204,401	$115,909,948

(8) Redemptions In-Kind

On April 17, 2013, the fund recorded redemption proceeds for a distribution in-kind of portfolio securities that were valued at $242,037,617. The redeeming shareholder generally receives a pro rata share of the securities held by the fund. The distribution of such securities generated a realized gain of $83,213,391 for the fund.

39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust VI and Shareholders of MFS Utilities Fund:

We have audited the accompanying statement of assets and liabilities of MFS Utilities Fund (the Fund) (one of the portfolios comprising MFS Series Trust VI), including the portfolio of investments, as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Utilities Fund at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 19, 2013

40

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of December 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Michael Hegarty (age 68)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A
J. Dale Sherratt (age 75)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until 2008)	N/A
Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (until 2008)	N/A
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

44

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank One Chase Manhattan Plaza New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager
Maura Shaughnessy

45

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2013 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2012 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

46

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2012, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 1st quintile for each of the one- and five-year periods ended December 31, 2012 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Lipper expense group median, and the Fund’s total expense ratio was lower than the Lipper expense group median.

47

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $3 billion. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

48

Board Review of Investment Advisory Agreement – continued

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2013.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products” section of the MFS Web site (mfs.com).

49

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2013 income tax forms in January 2014. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

The fund designates $26,346,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 40.16% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

50

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

51

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

52

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to the series of the Registrant (the series referred to collectively as the “Funds” and singularly as a “Fund”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended October 31, 2013 and 2012, audit fees billed to the Funds by E&Y were as follows:

	Audit Fees
	2013	2012
Fees billed by E&Y:
MFS Global Equity Fund	47,295	46,383
MFS Global Total Return Fund	55,168	52,876
MFS Utilities Fund	43,262	42,430

Total	145,725	141,689

For the fiscal years ended October 31, 2013 and 2012, fees billed by E&Y for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2013	2012	2013	2012	2013	2012
Fees billed by E&Y:
To MFS Global Equity Fund	0	0	9,068	8,975	0	0
To MFS Global Total Return Fund	0	0	10,319	10,202	0	0
To MFS Utilities Fund	0	0	8,358	8,279	0	0
Total fees billed by E&Y To above Funds	0	0	27,745	27,456	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2013	2012	2013	2012	2013	2012
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Global Equity Fund*	0	0	0	0	0	0
To MFS and MFS Related Entities of MFS Global Total Return Fund*	0	0	0	0	0	0
To MFS and MFS Related Entities of MFS Utilities Fund*	0	0	0	0	0	0

	Aggregate fees for non-audit services:
	2013	2012
Fees billed by E&Y:
To MFS Global Equity Fund, MFS and MFS Related Entities#	67,068	48,975
To MFS Global Total Return Fund, MFS and MFS Related Entities#	68,319	50,202
To MFS Utilities Fund, MFS and MFS Related Entities#	66,358	48,279

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of each series of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST VI

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President

Date: December 19, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President (Principal Executive Officer)

Date: December 19, 2013

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: December 19, 2013

*	Print name and title of each signing officer under his or her signature.